Lincoln Statistical Report
(Revised for New Definition of Operating Revenues
and Income from Operations)

first Q U A R T E R

2 0 0 8

This revised Statistical Report solely corrects the Variable Annuity Expense Assessment line item as shown on page 18 for all periods presented. No other financial information has been changed.

Except for certain reclassifications, the financial data in this document is dated April 29, 2008 and has not been updated since that date. LNC does not intend to update this document.

LFG Analyst Coverage
First Quarter, 2008

FIRM	ANALYST	PHONE NUMBER

Banc of America Securities	Tamara Kravec	646-855-5212

Bernstein	Suneet Kamath	212-756-4587

Citigroup	Colin Devine	212-816-1682

Credit Suisse	Tom Gallagher	212-538-2010

Deutsche Bank	Darin Arita	212-250-7321

Dowling & Partners	Paul Goulekas	860-676-8600

Fox-Pitt Kelton Cochran Caronia Waller	Mark Finkelstein	312-425-4079

Goldman Sachs & Company	Tom Cholnoky	212-902-3408

JP Morgan	Jimmy Bhullar	212-622-6397

Keefe, Bruyette & Woods, Inc.	Jeff Schuman	860-722-5902

Langen McAlenney	Bob Glasspiegel	860-724-1203

Lehman Brothers	Eric Berg	212-526-2805

Merrill Lynch	Ed Spehar	212-449-4245

Morgan Stanley	Nigel Dally	212-761-6235

Raymond James & Associates Inc.	Steven Schwartz	312-612-7686

UBS	Andrew Kligerman	212-713-2492

Wachovia	John Hall	212-214-8032

Investor inquiries may be directed to:

Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Note: This list is provided for informational purposes only.  LFG does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

** Statistical data will be available immediately after the release of earnings for each quarter through LNC’s Investor Relations website: http://www.LincolnFinancial.com/investor.

Lincoln Financial Group
Statistical Report
First Quarter
2008

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 3

Consolidated Expense Detail	4
Operating Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC	6
7
Consolidated Statements of Income	8

Consolidating Statements of Income from Operations - Current Year	9
Consolidating Statements of Income from Operations - Prior Year	9(B)
Consolidated Balance Sheets	10
Balance Sheet Data - Segment Highlights	11

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	12
Operational Data	13
Account Value Roll Forward	14
Individual Annuities
Income Statements & Operational Data	15
Roll Forwards of DAC, VOBA, DFEL and DSI	16
Account Value Roll Forward	17
Account Values	18

Employer Markets
Defined Contribution
Income Statements & Operational Data	19
Roll Forwards of DAC, VOBA and DSI	20
Account Value Roll Forward	21
Account Value Roll Forward - By Product	22
Supplemental Data	23
Executive Benefits
Income Statements & Operational Data	24
Account Value Roll Forward & Supplemental Data	25
Group Protection
Income Statements & Operational Data	26
Supplemental Data	27

Investment Management
Income Statements	28
Assets Under Management Roll Forward	29
Assets Under Management Roll Forward (Continued)	29(B)

Lincoln UK
Income Statements	30
Operational Data	31

Other Operations	32

Discontinued Operations	32

Domestic Deposits / Account Balances / Net Flows	33

Consolidated Investment Data
Assets Managed	34
Other Investment Data	35

3/31/2008	ii
NOTES

Definitions and Presentation
"Income from Operations," "Operating Revenues" and "Return on Capital" are non-GAAP financial measures and do not replace
GAAP revenues and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at Income from Operations:
* Realized gains and losses associated with the following (see page 6 for additional detail) ("Excluded realized gains and losses");
* Sale or disposal of securities;
* Impairments of securities;
* Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;
* Change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities ("GLB") net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative);
* Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit ("GDB") riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments ("GDB Derivative Results"); and
* Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133/157 ("Indexed annuity forward-starting option").
* Income (loss) from the initial adoption of changes in accounting principles;
* Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
* Losses on early retirement of debt, including subordinated debt; and
* Income (loss) from discontinued operations.
* "Operating Revenues" represent GAAP revenues excluding the following, as applicable:
* Excluded realized gains and losses;
* Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
* Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

* Return on Capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from Operations, Operating Revenues and Return on Capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either not related to decisions regarding the underlying businesses and/or are unpredictable. Accordingly, Income from
Operations and Operating Revenues exclude the effects of any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. We report the impact of these items, net of associated impact of amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds, within realized gain (loss).

* Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC's current business. These measures include deposits, sales, net flows, first year premiums, in force, spreads and assets under management.

* Sales as reported consist of the following:
* Universal Life ("UL"), including MoneyGuard®, and corporate owned life insurance ("COLI") - first year commissionable premiums plus 5% of excess premiums received, including UL internal replacements;
* Whole Life and Term - first year paid premiums;
* Annuity - deposits from new and existing customers;
* Group Protection - annualized first year premiums from new policies; and
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases and reinvested dividends for new and existing accounts.

Our roll forwards of Deferred Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA"), Deferred Sales Inducements
("DSI") and Deferred Front-End Loads ("DFEL") disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

* Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These updates to assumptions result in unlocking that represents an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization.

* Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period. To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

* Our unlocking process also includes our reserves for our guaranteed benefit features and is described more fully in “Part II - Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations -
Critical Accounting Policies and Estimates” of our 2007 Form 10-K.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.
Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues.

After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

In 2007, we executed plans to divest our television broadcasting, sports programming and Charlotte radio stations. During the fourth quarter of 2007, we entered into a definitive agreement to sell our television broadcasting, Charlotte radio and sports programming businesses. The divestiture of the sports programming business closed on November 30, 2007, the Charlotte radio station business closed on January 31, 2008 and the television broadcasting closed on March 31, 2008. Accordingly, in the periods prior to the closings, the assets and liabilities of these businesses not sold have been reclassified as held-for-sale for all periods presented, and are reported within other assets and other liabilities on our Consolidated Balance Sheets. The results of operations of these businesses have been reclassified into income from discontinued operations for all periods presented on the Financial Highlights, Operating Results Summary and Consolidated Statements of Income.

Inter-segment transfer refers to a transfer from Individual Markets - Annuities to Employer Markets - Defined Contribution.

Reclassifications
Subsequent to the first quarter of 2008, we decided to change our non-GAAP measures, “Operating Revenues” and “Income from
Operations”, to exclude the effects of any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. We believe that our new definitions of “Operating Revenues” and “Income from Operations” provide investors with a more valuable measure of our performance because it better reveals trends in our business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivative results. See page 6 for more information about these items.

We have restated all periods presented to conform to our new definition of "Income from Operations," "Operating Revenues" and "Return on Capital." In addition, we have reclassified our derivatives and embedded derivatives related to our GLB, GDB and indexed annuities to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits. The associated amortization expense of DAC and VOBA (previously reported within underwriting, acquisition, insurance and other expenses),
DSI (previously reported within interest credited) and DFEL (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss). These reclassifications had no effect on net income or total stockholders' equity. Therefore, we have restated prior periods for these segments to conform to the current presentation.
All items that changed from our previously filed first quarter 2008 Statistical Report are highlighted in blue throughout the document

During the first quarter of 2008, our Institutional Pension business was moved from the Executive Benefits segment to Other
Operations. Therefore, we have restated prior periods for these segments to conform to the current presentation.

3/31/2008				PAGE 1
Financial Highlights
Unaudited (millions of dollars, except per share data)

	For the Quarters Ended March 31,
			Change
	2008	2007	Amount	%
Income from Operations - By Segment
Individual Life Insurance	$145.5	$166.6	$(21.1)	-12.7%
Individual Annuities	117.8	116.6	1.2	1.0%
Total Individual Markets	263.2	283.2	(20.0)	-7.1%
Defined Contribution	40.4	49.7	(9.3)	-18.7%
Executive Benefits	11.9	11.9	-	-
Group Protection	26.3	23.1	3.2	13.9%
Total Employer Markets	78.6	84.7	(6.1)	-7.2%
Investment Management	12.1	16.2	(4.1)	-25.3%
Lincoln UK	10.7	10.9	(0.2)	-1.8%
Other Operations	(42.3)	(28.0)	(14.3)	-51.1%
Total Income from Operations (1)	322.4	367.0	(44.6)	-12.2%
Excluded realized gain (loss), after-tax (2)	(29.5)	21.5	(51.0)	NM
Income (loss) from discontinued operations, after-tax (3)	(4.2)	7.7	(11.9)	NM
Net Income	$289.1	$396.5	$(107.4)	-27.1%

Earnings per Share (Diluted)
Income from operations (1)	$1.23	$1.31	$(0.08)	-6.1%
Excluded realized gain (loss), after-tax	(0.11)	0.08	(0.19)	NM
Income (loss) from discontinued operations, after-tax (3)	(0.02)	0.03	(0.05)	NM
Net Income	$1.10	$1.42	$(0.32)	-22.5%

Operating Revenues - By Segment
Individual Life Insurance	$987.5	$971.4	$16.1	1.7%
Individual Annuities	622.6	590.4	32.2	5.5%
Total Individual Markets	1,610.1	1,561.7	48.4	3.1%
Defined Contribution	237.7	246.7	(9.0)	-3.6%
Executive Benefits	65.6	69.2	(3.6)	-5.2%
Group Protection	399.4	360.4	39.0	10.8%
Total Employer Markets	702.6	676.4	26.2	3.9%
Investment Management	120.3	150.2	(29.9)	-19.9%
Lincoln UK	85.6	90.7	(5.1)	-5.6%
Other Operations	118.0	108.8	9.2	8.5%
Total Operating Revenues	2,636.6	2,587.8	48.8	1.9%
Excluded realized gain (loss), pre-tax (2)	(45.2)	32.9	(78.1)	NM
Amortization of deferred gains arising from reserve changes
on business sold through reinsurance, pre-tax	0.7	0.3	0.4	133.3%
Total Revenues	$2,592.0	$2,621.1	$(29.1)	-1.1%

(1) Income from operations includes restructuring charges, after-tax, of $0.6 million, or -0- cents per share, and $2.5 million, or 1 cent per share, for the quarters ended March 31, 2008 and 2007, respectively.

(2) See page 6 for detail.
(3) Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 32 for details.

3/31/2008				PAGE 2
Financial Highlights
Unaudited (billions of dollars)

Operational Data by Segment	For the Quarters Ended March 31,
			Change
	2008	2007	Amount	%
Individual Markets - Annuities
Gross deposits	$3.025	$2.821	$0.204	7.2%
Net flows	1.181	0.754	0.427	56.6%
Account values (gross)	72.666	68.438	4.228	6.2%
Account values (net of reinsurance)	71.361	66.749	4.612	6.9%
Individual Markets - Life Insurance
Sales (in millions) (1)	145.4	203.5	(58.0)	-28.5%
Life insurance in force	521.047	508.411	12.635	2.5%
Account values	27.881	26.924	0.957	3.6%
Employer Markets - Defined Contribution
Gross deposits (2)	$1.552	$1.487	$0.065	4.4%
Net flows	0.281	0.221	0.060	27.1%
Account values - annuities	27.509	28.669	(1.160)	-4.0%
Alliance and Smart Future Mutual Funds	7.254	5.807	1.447	24.9%
Account values including Alliance and Smart Future
Mutual Funds	34.763	34.475	0.288	0.8%
Employer Markets - Executive Benefits
COLI/BOLI sales (in millions)	28.2	20.4	7.8	38.2%
Life insurance in force	15.826	14.747	1.080	7.3%
Account values	4.460	4.264	0.196	4.6%
Employer Markets - Group Protection
Annualized sales (in millions)	54.1	60.5	(6.5)	-10.7%
Loss ratio (3)	71.0%	72.7%	NM	NM
Investment Management
Retail sales	$3.495	$3.603	$(0.108)	-3.0%
Retail net flows	(0.655)	0.233	(0.888)	NM
Institutional inflows	1.229	2.431	(1.202)	-49.4%
Institutional net flows	(0.510)	(0.321)	(0.189)	-58.9%
Total sales and inflows	4.724	6.034	(1.311)	-21.7%
Total net flows	(1.166)	(0.088)	(1.077)	NM
Assets under management - retail and institutional	78.537	98.146	(19.608)	-20.0%
Assets under management - general account	67.340	67.658	(0.318)	-0.5%
Assets under management - total segment	145.877	165.804	(19.927)	-12.0%
Consolidated
Domestic retail deposits	$7.710	$8.217	$(0.507)	-6.2%
Domestic retail account balances	172.831	169.282	3.549	2.1%
Domestic retail net flows	1.359	1.827	(0.468)	-25.6%
Domestic deposits	8.846	10.536	(1.690)	-16.0%
Domestic net flows	0.878	1.554	(0.676)	-43.5%
Assets under management	224.725	237.000	(12.275)	-5.2%

(1) Sales for Individual Life Insurance consist of first year commissionable premiums for Universal Life ("UL"), including MoneyGuard® , plus 5% of excess premiums received, including UL internal replacements, and first year paid premiums for Whole Life and Term products.

(2) Includes deposits for Alliance and Smart Future Mutual Funds which are not included in separate account liabilities on our Consolidated Balance Sheets.
(3) Represents combined loss ratio for Life, Disability and Dental business.

3/31/2008					PAGE 3
Financial Highlights
Unaudited (millions of dollars)

	For the Quarters Ended March 31,
			Change
	2008	2007	Amount	%

Balance Sheet Assets - End-of-Period	$185,349.3	$181,327.1	$4,022.2	2.2%

Stockholders' Equity
Beginning-of-period (including AOCI)	$11,718.4	$12,201.0	$(482.6)
End-of-period (including AOCI)	11,086.3	12,032.2	(945.9)
End-of-period (excluding AOCI)	11,408.0	11,372.5	35.5
Average equity (excluding AOCI)	11,450.5	11,480.2	(29.6)

Return on Equity
Net income/average equity (excluding AOCI)	10.1%	13.8%
Income from operations/average equity (excluding AOCI)	11.3%	12.8%

Return on Capital
Income from operations/average capital	9.0%	10.3%

Common Stock Outstanding
Average for the period - diluted	262.8	279.5	(16.7)	-6.0%
End-of-period - assuming conversion of preferreds	259.4	270.9	(11.5)	-4.2%
End-of-period - diluted	260.5	274.0	(13.5)	-4.9%

Book value (including AOCI)	$42.74	$44.42	$(1.68)	-3.8%
Book value (excluding AOCI)	43.98	41.98	2.00	4.8%

Cash Returned to Shareholders
Share repurchase - dollar amount	$285.7	$511.7	$(226.0)
Dividends declared to shareholders	107.5	106.8	0.8
Total Cash Returned to Shareholders	$393.3	$618.5	$(225.2)

Share repurchase - number of shares	5.450	7.215	(1.765)
Dividend declared on common stock - per share	$0.415	$0.395	$0.020	5.1%
Dividend payout ratio (1)	37.8%	27.8%
Annualized yield (2)	3.2%	2.3%

Comprehensive Income (Loss)
Net income	$289.1	$396.5
Net unrealized gains (losses) on available-for-sale securities	(538.2)	46.9
Losses on derivatives	(8.8)	(4.0)
Foreign currency translation	(0.8)	3.2
Funded status of employee benefit plans	0.6	0.4
Comprehensive Income (Loss)	$(257.9)	$443.0

Ratios:
Debt to total capitalization (3)	21.7%	21.9%
Debt to equity (3)	27.7%	28.1%

Ratings as of April 28, 2008
	A.M. Best	Fitch	Moody's	Standard & Poor's

Senior Debt Ratings	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA

(1) Indicated dividend divided by net income.
(2) Indicated dividend divided by the closing price.
(3)   Equity used in calculation excludes AOCI and $375 million of senior notes issued in October of 2007 because the proceeds were reinvested in a pool of long-term assets.  Capital securities are considered 25% debt and 75% equity.

3/31/2008						PAGE 4
Consolidated Operating Expense Detail
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Commissions	$446.5	$462.9	$470.8	$501.9	$426.6	-4.4%

General and Administrative Expenses
General and administrative expenses	390.9	432.4	418.2	432.7	400.6	2.5%
Merger-related expenses	10.1	23.8	21.9	23.6	13.8	36.6%
Total General and Administrative Expenses
Excluding Broker-Dealer	401.0	456.2	440.1	456.3	414.4	3.3%

Communications expenses	14.7	15.2	13.2	13.5	15.5	5.9%
Restructuring charges	3.9	6.2	7.4	2.9	0.9	-76.9%
Taxes, licenses and fees	65.2	51.8	52.4	48.6	62.3	-4.4%
Interest and debt expense	62.4	73.1	68.2	80.3	75.4	21.0%
Total Commissions and Expenses Incurred	993.7	1,065.3	1,052.1	1,103.5	995.2	0.2%

Less: Commissions and Expenses Capitalized	(487.4)	(504.9)	(511.4)	(554.4)	(456.6)	6.3%

Amortization
DAC/VOBA amortization, net of interest (1) (2)	275.2	233.4	283.4	273.0	255.2	-7.3%
Amortization of intangibles	2.5	2.5	2.6	2.5	1.6	-37.3%
Total Amortization	277.7	235.9	286.0	275.5	256.7	-7.6%

Broker-Dealer Commissions and G&A	87.2	92.8	91.8	100.5	89.2	2.3%

Total	$871.2	$889.2	$918.5	$925.1	$884.6	1.5%

Merger-Related Expenses (3)
Severance and employee-related charges	$3.0	$6.6	$5.6	$6.2	$3.1	3.3%
Systems integration and related expenses	5.6	17.7	17.9	15.1	9.3	66.1%
Other expenses	5.4	5.7	5.8	6.6	2.3	-57.4%
Total Merger-Related Expenses	$14.0	$30.0	$29.3	$27.9	$14.7	5.0%

(1) In the second quarter of 2007, we recognized certain adjustments that reduced DAC amortization by $23 million.
(2) For the first quarter of 2008, DAC/VOBA amortization excludes the non-operating expense of $5.4 million related to the initial impact of the adoption of SFAS 157.
(3) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

3/31/2008						PAGE 5
Operating Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Individual Life Insurance (1)	$971.4	$957.5	$992.1	$1,002.1	$987.5	1.6%
Individual Annuities	590.4	623.7	647.0	672.3	622.5	5.4%
Individual Markets	1,561.7	1,581.1	1,639.1	1,674.4	1,610.1	3.1%
Defined Contribution	246.7	252.0	243.4	243.3	237.7	-3.7%
Executive Benefits	69.2	66.1	64.2	66.1	65.6	-5.3%
Group Protection	360.4	391.0	367.5	380.6	399.4	10.8%
Employer Markets	676.4	709.2	675.2	690.0	702.6	3.9%
Investment Management	150.2	151.0	150.1	139.0	120.3	-19.9%
Lincoln UK	90.7	92.5	88.7	98.3	85.6	-5.6%
Other Operations	108.8	123.6	112.9	127.9	118.0	8.4%
Total Operating Revenues	2,587.8	2,657.4	2,665.9	2,729.7	2,636.6	1.9%
Excluded realized gain (loss), pre-tax (2)	32.9	5.8	(65.8)	(147.9)	(45.2)	NM
Amortization of deferred gains arising from reserve changes
on business sold through reinsurance, pre-tax	0.3	7.8	0.6	0.7	0.7	133.3%
Total Revenues	$2,621.1	$2,670.9	$2,600.8	$2,582.5	$2,592.0	-1.1%

Income from Operations (3)
Individual Life Insurance	$166.6	$176.4	$173.6	$158.8	$145.5	-12.7%
Individual Annuities	116.6	123.4	125.9	118.9	117.8	1.0%
Individual Markets	283.2	299.8	299.5	277.7	263.2	-7.1%
Defined Contribution	49.7	47.3	41.2	43.1	40.4	-18.7%
Executive Benefits	11.9	10.8	8.9	11.9	11.9	-0.1%
Group Protection	23.1	29.0	33.2	28.2	26.3	14.0%
Employer Markets	84.7	87.1	83.4	83.1	78.6	-7.2%
Investment Management	16.2	11.3	21.8	27.0	12.1	-25.0%
Lincoln UK	10.9	11.7	10.3	12.7	10.7	-2.1%
Other Operations	(28.0)	(36.2)	(49.8)	(59.2)	(42.3)	-51.1%
Income from Operations (3)	367.0	373.7	365.3	341.2	322.4	-12.2%
Excluded realized gain (loss), after-tax (2)	21.5	4.0	(42.7)	(102.4)	(29.5)	NM
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	0.2	(7.9)	0.4	0.4	0.4	100.0%
Income (loss) from discontinued operations, after-tax (4)	7.7	6.3	6.6	(126.8)	(4.2)	NM
Net Income	$396.5	$376.0	$329.6	$112.5	$289.1	-27.1%

	For the Three Months Ended
	March	June	Sept.	Dec.	March
	2007	2007	2007	2007	2008
Stockholders' Equity
Beginning-of-period (including AOCI)	$12,201.0	$12,032.2	$11,835.7	$11,962.9	$11,718.4
End-of-period (including AOCI)	12,032.2	11,835.7	11,962.9	11,718.4	11,086.3
End-of-period (excluding AOCI)	11,372.5	11,686.4	11,766.1	11,493.1	11,408.0
Average equity (excluding AOCI)	11,480.2	11,529.4	11,726.3	11,629.6	11,450.5

Common Shares Outstanding
Average for the period - diluted	279.5	274.4	272.5	269.4	262.8
End-of-period - diluted	274.0	274.5	271.7	266.2	260.5

Per Share Data (Diluted)
Net income	$1.42	$1.37	$1.21	$0.41	$1.10
Income from operations (3)	1.31	1.36	1.34	1.26	1.23

Stockholders' Equity Per Share
Stockholders' Equity (including AOCI)	$44.42	$43.57	$44.41	$44.32	$42.74
Stockholders' Equity (excluding AOCI)	41.98	43.02	43.68	43.46	43.98
Dividends declared (common stock)	0.395	0.395	0.395	0.415	0.415

Return on Equity
Net Income/Average Equity	13.8%	13.0%	11.2%	3.9%	10.1%
Income from Operations/Average Equity	12.8%	13.0%	12.5%	11.7%	11.3%

Market Value of Common Stock
Highest price	$71.18	$74.72	$72.28	$70.66	$58.11
Lowest price	64.29	66.90	54.40	55.84	45.50
Closing price	$67.79	$70.95	$65.97	$58.22	$52.00

(1) In the second quarter of 2007, we recognized certain adjustments that reduced operating revenues by $41 million. There were reductions to expenses that offset most of this reduction in revenues.
(2) See page 6 for detail.
(3) Income from operations includes after-tax restructuring charges of $0.6 million, or -0- cents per share, for the first quarter of 2008, $1.9 million or 1 cent per share, for the fourth quarter of 2007, $4.8 million, or 2 cents per share, for the third quarter of 2007, $4.0 million, or 1 cent per share, for the second quarter of 2007 and $2.5 million, or 1 cent per share, for the first quarter of 2007.
(4) Includes discontinued operations and the loss on disposition. See Discontinued Operations on page 32 for details.

3/31/2008				PAGE 6

Details Underlying Realized Gain (Loss), After-DAC (1)
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Pre-Tax
Operating realized gain (loss) (2):
Indexed annuity net derivatives results (3)	$0.9	$1.2	$0.2	$(0.1)	$(1.4)	NM
GLB (4)	0.8	1.4	1.6	1.8	5.8	NM
GDB hedge cost (5)	(0.4)	(1.3)	(0.8)	0.5	5.9	NM
Total operating realized gain (loss)	1.3	1.3	0.9	2.2	10.3	NM
Realized gain (loss) related to investments (6)	26.4	(8.6)	(35.4)	(108.9)	(41.0)	NM
Gain (loss) on certain reinsurance derivative/
trading securities (7)	(0.2)	4.0	(1.1)	(0.8)	0.4	277.8%
GLB net derivatives results (8)	8.4	4.8	(23.2)	(37.3)	(6.6)	NM
Indexed annuity forward-starting option (9)	(1.9)	4.9	(6.2)	(6.9)	4.8	NM
GDB net derivative results (5)	0.3	0.7	0.1	(0.2)	(5.2)	NM
Gain on sale of subsidiaries/businesses	-	-	-	6.2	2.5	NM
Total excluded realized gain (loss)	32.9	5.8	(65.8)	(147.9)	(45.2)	NM
Total realized gain (loss)	$34.3	$7.1	$(64.9)	$(145.7)	$(35.0)	NM

After-Tax
Operating realized gain (loss) (2):
Indexed annuity net derivatives results (3)	$0.6	$0.8	$0.1	$(0.1)	$(0.9)	NM
GLB (4)	0.5	0.9	1.0	1.1	3.8	NM
GDB hedge cost (5)	(0.3)	(0.9)	(0.5)	0.4	3.8	NM
Total operating realized gain (loss)	0.8	0.8	0.6	1.4	6.7	NM
Realized gain (loss) related to investments (6)	17.1	(4.9)	(23.2)	(71.4)	(27.1)	NM
Gain (loss) on certain reinsurance derivative/
trading securities (7)	0.0	2.1	(0.5)	(0.3)	0.6	NM
GLB net derivatives results (8)	5.4	3.1	(15.1)	(24.3)	(4.3)	NM
Indexed annuity forward-starting option (9)	(1.3)	3.2	(4.0)	(4.5)	3.1	NM
GDB net derivative results (5)	0.2	0.4	0.1	(0.1)	(3.4)	NM
Gain on sale of subsidiaries/businesses	-	-	-	(1.8)	1.5	NM
Total excluded realized gain (loss)	21.5	4.0	(42.7)	(102.4)	(29.5)	NM
Total realized gain (loss)	$22.3	$4.8	$(42.1)	$(101.0)	$(22.8)	NM

(1) DAC refers to the associated amortization expense of DAC, VOBA, DSI, and DFEL and changes in other contract holder funds.
(2)   We exclude from our definitions of income from operations and operating revenues any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

(3)  The net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products.

(4)   The portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium.  Net valuation premium represents a level portion of rider fees required to fund potential living benefit claims. The attributed fees are the fees used in the calculation of the embedded derivative and represent net valuation premium plus a margin for risk/profit, including non-performance risk factor required by SFAS 157 benefit costs.

(5)   We include the change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GDB riders, including our expected cost of the hedging instruments in operating realized gain (loss).  We exclude from our definition of income from operations the net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments.

(6) See page 35 for detail.
(7)   Changes in the fair values of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(8)   Represents the net difference in the change in the fair value of the embedded derivative liabilities of our GLB products and the change in the fair value of the derivative instruments we own to hedge.  This includes the cost of hedging.  The impact of the initial adoption of SFAS 157 was $33.5 million pre-tax and $21.8 million, after-tax in the first quarter of 2008.

(9)   Changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133/157.  In addition, $9.6 million, pre-tax and $6.3 million, after-tax is included in the first quarter of 2008 due to the initial impact of adopting SFAS 157.

3/31/2008	PAGE 7

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3/31/2008	PAGE 8

Consolidated Statements of Income
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Revenues
Insurance premiums	$458.9	$488.9	$491.1	$508.2	$508.8	10.9%
Surrender charges	26.9	28.1	25.6	25.1	27.2	1.1%
Mortality assessments (1)	311.2	299.6	320.7	328.4	330.8	6.3%
Expense assessments (1)	425.9	413.9	489.6	495.1	454.1	6.6%
Investment advisory fees	90.3	92.7	89.0	87.7	76.2	-15.6%
Net investment income	1,089.7	1,133.2	1,061.6	1,093.7	1,065.4	-2.2%
Realized gain (loss) (2)	34.3	7.1	(64.9)	(145.7)	(35.0)	NM
Amortization of deferred gains on business sold
through reinsurance	18.9	26.4	19.3	19.3	19.1	1.1%
Other revenues and fees	164.9	181.0	168.8	170.8	145.2	-11.9%
Total Revenues	2,621.1	2,670.9	2,600.8	2,582.5	2,592.0	-1.1%

Benefits and Expenses
Insurance benefits (1)	592.8	650.7	622.7	696.2	677.5	14.3%
Interest credited to contract holder funds	599.1	606.2	611.3	618.7	611.7	2.1%
Operating and acquisition expenses	743.6	764.2	797.9	796.2	746.8	0.4%
Taxes, licenses and fees	65.2	51.8	52.4	48.6	62.3	-4.4%
Interest and debt expense	62.4	73.1	68.2	80.3	75.4	21.0%
Total Benefits and Expenses	2,063.2	2,146.1	2,152.6	2,240.0	2,173.7	5.4%

Income from continuing operations before taxes	558.0	524.9	448.2	342.5	418.3	-25.0%
Federal income taxes	169.2	155.2	125.2	103.2	125.0	-26.1%
Income from Continuing Operations	388.8	369.7	323.0	239.3	293.3	-24.6%
Income (loss) from discontinued operations, net of
federal income taxes (3)	7.7	6.3	6.6	(126.8)	(4.2)	NM
Net Income	$396.5	$376.0	$329.6	$112.5	$289.1	-27.1%

Earnings per Share (Diluted)
Income from continuing operations	$1.39	$1.35	$1.19	$0.88	$1.12	-19.4%
Income (loss) from discontinued operations, net of
federal income taxes (3)	0.03	0.02	0.02	(0.47)	(0.02)	NM
Net Income	$1.42	$1.37	$1.21	$0.41	$1.10	-22.6%

Roll Forward of DAC & VOBA

Balance at beginning-of-period	$8,420.4	$8,534.7	$9,100.6	$9,337.0	$9,579.8
Cumulative effect of adoption of SOP 05-1	(66.1)	-	-	-	-
Deferrals	487.4	504.9	511.4	554.4	456.6
Amortization, net of interest: (1)
Unlocking	14.5	25.3	7.9	17.1	(10.9)
Other amortization	(289.7)	(258.6)	(291.3)	(290.0)	(244.2)
Deferrals, net of amortization included in
operating and acquisition expenses	212.2	271.6	228.0	281.5	201.4
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	(24.3)	(12.8)	21.1	95.6	(1.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities and derivatives	(25.5)	290.8	(27.9)	(111.3)	216.6
Foreign currency translation adjustment	4.1	16.3	15.1	(22.9)	(0.9)
Business acquired	14.0	-	-	-	-
Balance at end-of-period	$8,534.7	$9,100.6	$9,337.0	$9,579.8	$9,995.5

Roll Forward of DFEL

Balance at beginning-of-period	$976.9	$1,017.9	$1,105.8	$1,128.1	$1,183.1
Cumulative effect of adoption of SOP 05-1	(2.0)	-	-	-	-
Deferrals	77.2	125.8	97.0	112.4	102.0
Amortization, net of interest:
Unlocking	1.6	6.9	(30.8)	(0.4)	(3.2)
Other amortization	(36.7)	(52.7)	(52.5)	(47.8)	(46.6)
Deferrals, net of amortization included in
expense assessments	42.2	79.9	13.7	64.2	52.2
Adjustment related to realized losses
on available-for-sale securities and derivatives	(1.0)	(0.2)	1.2	1.9	0.8
Foreign currency translation adjustment	2.0	8.1	7.5	(11.2)	(0.4)
Balance at end-of-period	$1,017.9	$1,105.8	$1,128.1	$1,183.1	$1,235.6

Roll Forward of DSI

Balance at beginning-of-period	$193.8	$206.4	$225.0	$249.1	$279.2
Cumulative effect of adoption of SOP 05-1	(2.8)	-	-	-	-
Deferrals	23.7	27.4	29.8	35.5	26.0
Amortization, net of interest:
Unlocking	1.5	0.9	0.6	(0.9)	0.5
Other amortization	(7.3)	(8.6)	(9.1)	(10.1)	(6.3)
Deferrals, net of amortization included in
insurance benefits or interest credited	18.0	19.6	21.3	24.6	20.2
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	(2.6)	(1.0)	2.8	5.6	(1.9)
Balance at end-of-period	$206.4	$225.0	$249.1	$279.2	$297.6

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.
(2) See page 6 for detail
(3) Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 32 for additional details.

3/31/2008	PAGE 9

Consolidating Statements of Income from Operations
Unaudited (millions of dollars)
For the Quarter Ended March 31, 2008

	Individual Markets		Employer Markets
			Defined	Executive	Group	Investment	Lincoln	Other	Consolidating
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	Operations	Adjustments	Consolidated

Operating Revenues
Insurance premiums	$86.3	$31.6	$-	$0.1	$370.4	$-	$19.1	$1.4	$-	$508.8
Surrender charges	15.8	9.6	1.9	-	-	-	-	-	-	27.2
Mortality assessments	312.6	-	-	9.1	-	-	9.1	-	-	330.8
Expense assessments	116.7	236.0	59.3	4.6	-	-	37.1	(7.2)	7.7	454.1
Investment advisory fees	-	-	-	-	-	96.2	-	7.6	(27.6)	76.2
Net investment income	447.4	247.8	171.7	51.9	27.7	-	20.3	98.6	0.1	1,065.4
Operating realized gain (loss) (1)	-	10.2	0.0	-	-	-	-		-	10.3
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	-	18.5	-	18.5
Other revenues and fees	8.7	87.4	4.8	(0.1)	1.2	24.1	0.1	31.2	(12.1)	145.2
Total Operating Revenues	987.5	622.6	237.7	65.6	399.4	120.3	85.6	150.0	(32.0)	2,636.6

Operating Expenses
Insurance benefits	296.1	51.3	0.0	2.5	269.2	-	30.7	27.8	-	677.5
Interest credited to contract holder funds	258.2	163.2	105.9	38.4	-	-	-	45.8	-	611.7
Operating and acquisition expenses	183.0	241.3	71.8	4.7	79.6	97.4	38.5	62.5	(32.0)	746.8
Taxes, licenses and fees	29.7	10.4	4.4	2.0	10.0	3.6	-	2.1	-	62.3
Interest and debt expense	-	-	-	-	-	-	-	75.4	-	75.4
Total Operating Expenses	767.1	466.3	182.2	47.6	358.8	101.1	69.2	213.6	(32.0)	2,173.7

Income (loss) from operations before federal income taxes	220.5	156.3	55.5	18.0	40.6	19.2	16.4	(63.6)	-	462.9

Federal income taxes	75.0	38.5	15.1	6.1	14.2	7.1	5.7	(21.2)	-	140.5

Income from Operations	$145.5	$117.8	$40.4	$11.9	$26.3	$12.1	$10.7	$(42.3)	$-	$322.4

(1) For detail, see page 15.

3/31/2008	PAGE 9(B)

Consolidating Statements of Income from Operations
Unaudited (millions of dollars)
For the Quarter Ended March 31, 2007

	Individual Markets		Employer Markets
			Defined	Executive	Group	Investment	Lincoln	Other	Consolidating
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	Operations	Adjustments	Consolidated

Operating Revenues
Insurance premiums	$87.7	$12.8	$-	$0.1	$331.3	$-	$24.2	$2.7	$-	$458.9
Surrender charges	15.2	9.7	2.0	-	-	-	-	(0.0)	-	26.9
Mortality assessments	292.3	-	-	8.9	-	-	10.0	-	-	311.2
Expense assessments	111.9	210.9	59.8	4.6	-	-	37.1	1.6	-	425.9
Investment advisory fees	-	-	-	-	-	114.9	-	-	(24.5)	90.3
Net investment income	454.0	265.3	180.3	55.8	27.9	-	19.3	87.2	(0.0)	1,089.7
Operating realized gain (loss) (1)	-	1.3	-	-	-	-	-		-	1.3
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	-	18.6	-	18.6
Other revenues and fees	10.2	90.4	4.7	(0.1)	1.1	35.3	0.1	33.7	(10.4)	164.9
Total Operating Revenues	971.4	590.4	246.7	69.2	360.4	150.2	90.7	143.8	(34.9)	2,587.8

Operating Expenses
Insurance benefits	246.0	25.4	0.0	2.8	246.6	-	36.0	36.0	-	592.8
Interest credited to contract holder funds	251.7	161.1	104.3	38.2	-	-	-	43.8	-	599.1
Operating and acquisition expenses	188.3	241.1	66.5	9.0	68.6	120.5	38.0	46.6	(34.9)	743.6
Taxes, licenses and fees	32.9	8.9	5.1	1.2	9.7	4.1	-	3.4	-	65.2
Interest and debt expense	-	-	-	-	-	-	-	62.4	-	62.4
Total Operating Expenses	718.9	436.6	176.0	51.1	324.9	124.6	74.0	192.1	(34.9)	2,063.2

Income (loss) from operations before federal income taxes	252.5	153.8	70.8	18.2	35.5	25.6	16.7	(48.3)	-	524.7

Federal income taxes	85.9	37.2	21.1	6.2	12.4	9.3	5.9	(20.3)	-	157.7

Income from Operations	$166.6	$116.6	$49.7	$11.9	$23.1	$16.2	$10.9	$(28.0)	$-	$367.0

(1) For detail, see page 15.

3/31/2008	PAGE 10

Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	March	June	Sept.	Dec.	March
	2007	2007	2007	2007	2008
ASSETS
Investments
Corporate bonds	$45,484.0	$44,023.4	$44,089.7	$44,147.9	$43,535.4
U.S. Government bonds	244.3	248.1	239.4	222.0	231.9
Foreign government bonds	1,077.1	975.0	1,030.0	1,037.5	1,037.4
Asset and mortgage-backed securities	9,186.2	9,946.2	10,479.7	10,604.6	10,568.8
State and municipal bonds	155.5	158.7	152.1	153.1	153.0
Preferred stocks - redeemable	108.4	95.5	95.3	110.7	97.5
Common stocks	503.8	487.9	499.3	413.9	384.2
Preferred stocks - equity	210.1	198.9	171.0	104.1	90.2
Total available-for-sale securities	56,969.5	56,133.8	56,756.4	56,793.7	56,098.4
Trading securities	2,909.7	2,818.3	2,716.6	2,730.2	2,713.6
Mortgage loans	7,416.0	7,310.8	7,280.7	7,422.7	7,531.9
Real estate	406.2	387.6	385.0	258.3	175.3
Policy loans	2,766.8	2,787.0	2,790.2	2,834.7	2,804.0
Other long-term investments	1,345.5	1,395.1	1,584.0	1,882.1	2,232.0
Total Investments	71,813.6	70,832.5	71,512.9	71,921.6	71,555.3

Cash and invested cash	904.7	989.1	1,327.5	1,665.5	2,446.8
Premiums and fees receivable	374.9	432.3	401.2	400.6	468.1
Accrued investment income	919.2	861.0	916.5	843.3	917.3
Amount recoverable from reinsurers	8,132.1	8,179.1	8,226.7	8,237.4	8,407.2
Deferred acquisition costs and value of business acquired	8,534.7	9,100.6	9,337.0	9,579.8	9,995.5
Goodwill	4,124.8	4,159.0	4,159.3	4,143.7	4,128.4
Other assets	3,375.6	3,599.5	3,432.6	3,529.9	2,727.7
Separate account assets	83,147.5	89,497.2	92,903.1	91,113.3	84,703.1
Total Assets	$181,327.1	$187,650.1	$192,216.8	$191,435.1	$185,349.3

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Contract benefits and other contract holder funds:
Reserves	$13,874.7	$13,870.6	$14,169.0	$14,765.6	$15,299.0
Unpaid claims	1,149.5	1,171.2	1,148.3	1,240.7	1,202.0
Premium deposit funds	20,115.8	20,201.6	19,885.4	19,687.8	19,886.9
Contract holders' funds	38,915.2	39,206.6	39,687.2	39,952.8	40,288.9
Total future contract benefits and other
contract holder funds	74,055.2	74,450.0	74,889.9	75,646.9	76,676.9

Short-term debt	493.8	231.0	327.1	550.2	410.6
Long-term debt - senior notes	2,483.4	2,382.4	2,682.5	2,892.7	2,901.5
Long-term debt - subordinated:
Capital securities	1,570.7	1,570.8	1,570.9	1,570.9	1,571.0
Junior subordinated debentures issued to
affiliated trusts	154.6	154.6	154.6	154.6	154.6
Embedded derivative - modco	229.8	157.5	191.5	219.5	205.2
Deferred gain on indemnity reinsurance	740.7	734.3	715.1	695.8	676.6
Federal income taxes	1,066.8	829.2	902.5	938.1	750.0
Other liabilities	5,352.4	5,807.3	5,916.6	5,934.8	6,213.4
Separate account liabilities	83,147.5	89,497.2	92,903.1	91,113.3	84,703.1
Total Liabilities	169,294.9	175,814.4	180,253.8	179,716.7	174,263.0

Preferred stock	0.5	0.5	0.5	0.4	0.4
Capital stock	7,318.5	7,362.1	7,308.6	7,200.5	7,074.8
Retained earnings	4,053.5	4,323.8	4,457.0	4,292.2	4,332.8
Unrealized gains on investments	528.1	16.6	56.0	86.0	(452.2)
Gains - derivatives	46.8	35.5	31.9	53.0	44.3
Foreign currency	168.4	181.4	193.6	174.8	174.0
Funded status of employee benefit plans	(83.6)	(84.2)	(84.6)	(88.5)	(87.9)
Total Stockholders' Equity	12,032.2	11,835.7	11,962.9	11,718.4	11,086.3

Total Liabilities and Stockholders' Equity	$181,327.1	$187,650.1	$192,216.8	$191,435.1	$185,349.3

Stockholders' Equity Per Share	$44.42	$43.57	$44.41	$44.32	$42.74

Book value, excluding AOCI	$41.98	$43.02	$43.68	$43.46	$43.98
Common shares outstanding - assuming conversion of
preferred shares (in millions)	270.9	271.6	269.4	264.4	259.4

3/31/2008									PAGE 11

Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Individual Markets
			Employer Markets
As of March 31, 2008	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Other Operations (1)	Consolidated

Assets
Allocated investments and cash and invested cash	$29,432.5	$19,099.2	$11,493.8	$3,448.5	$1,934.2	$119.6	$1,365.9	$7,108.4	$74,002.1
DAC and VOBA	5,670.0	2,570.8	564.2	298.1	129.0	-	760.4	3.0	9,995.5
Goodwill	2,192.3	1,039.8	20.2	-	274.3	247.7	16.5	337.7	4,128.4
DSI and other intangibles	92.0	295.7	4.9	-	-	4.9	-	385.9	783.4
Amounts recoverable from reinsurers	1,967.1	759.3	-	2.0	31.7	-	70.0	5,577.2	8,407.2
Separate account assets	4,216.3	54,850.4	16,265.4	1,039.7	-	-	8,079.5	251.8	84,703.1

Liabilities and Capital
Future contract benefits and other contract holder funds:
Future contract benefits	5,876.4	1,196.7	2.2	353.5	1,300.3	-	1,139.7	6,632.2	16,501.0
Other contract holder funds	25,755.6	17,622.7	11,207.0	3,053.5	16.6	-	394.4	2,126.0	60,175.8
Total future contract benefits and other contract holder funds	31,632.0	18,819.3	11,209.2	3,407.1	1,316.9	-	1,534.1	8,758.2	76,676.9

Allocated capital (2)	7,732.9	3,570.5	914.1	362.4	983.3	351.4	389.7	(2,896.3)	11,408.0

As of December 31, 2007

Assets
Allocated investments and cash and invested cash	$29,473.9	$18,080.5	$11,460.9	$3,498.2	$1,934.2	$167.7	$1,396.1	$7,575.5	$73,587.1
DAC and VOBA	5,408.7	2,477.0	513.8	283.0	123.4	-	772.1	1.8	9,579.8
Goodwill	2,201.0	1,045.6	20.2	(0.0)	274.3	247.0	16.5	339.2	4,143.7
DSI and other intangibles	93.0	278.8	3.4	-	-	5.4	-	385.7	766.3
Amounts recoverable from reinsurers	1,943.6	744.4	-	4.9	31.3	-	69.8	5,443.5	8,237.4
Separate accounts assets	4,615.5	58,508.4	17,845.2	1,032.7	-	-	8,850.4	261.1	91,113.3

Liabilities and Capital
Future contract benefits and other contract holder funds:
Future contract benefits	5,898.7	816.9	0.0	356.2	1,273.0	-	1,146.9	6,057.9	15,549.6
Other contract holder funds	25,388.1	17,749.7	10,891.7	3,039.6	17.2	-	402.9	2,608.1	60,097.3
Total future contract benefits and other contract holder funds	31,286.8	18,566.6	10,891.7	3,395.9	1,290.2	-	1,549.8	8,666.0	75,646.9

Allocated capital (2)	7,835.8	3,552.7	898.7	353.9	968.3	348.5	361.8	(2,826.5)	11,493.1

(1) Includes consolidating adjustments.
(2) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

3/31/2008						PAGE 12
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Insurance premiums	$87.7	$87.8	$84.7	$90.0	$86.3	-1.6%
Surrender charges	15.2	15.7	14.0	14.1	15.8	3.7%
Mortality assessments (1)	292.3	282.4	303.3	310.3	312.6	7.0%
Expense assessments (1)	111.9	69.9	139.8	112.9	116.7	4.2%
Net investment income	454.0	493.3	444.5	464.1	447.4	-1.5%
Other revenues and fees	10.2	8.3	6.0	10.7	8.7	-14.6%
Total Operating Revenues	971.4	957.5	992.1	1,002.1	987.5	1.7%

Operating Expenses
Insurance benefits (1)	246.0	263.0	260.5	302.6	296.1	20.4%
Interest credited to contract holder funds	251.7	254.0	255.1	260.2	258.2	2.6%
Operating and acquisition expenses	221.2	171.0	219.0	199.0	212.8	-3.8%
Total Operating Expenses	718.9	688.0	734.6	761.8	767.1	6.7%

Income from operations before federal income taxes	252.5	269.4	257.6	240.3	220.5	-12.7%

Federal income taxes	85.9	93.0	84.0	81.5	75.0	-12.7%

Income from Operations	$166.6	$176.4	$173.6	$158.8	$145.5	-12.7%

Effective tax rate	34.0%	34.5%	32.6%	33.9%	34.0%

Average equity	$7,557.8	$7,789.2	$7,911.1	$7,925.1	$7,784.3
Return on average equity	8.8%	9.1%	8.8%	8.0%	7.5%

Operating and Acquisition Expenses
Commissions	$227.1	$211.7	$213.1	$211.9	$182.7	-19.5%
General and administrative expenses	111.0	115.6	104.6	109.3	103.7	-6.6%
Taxes, licenses and fees	32.9	26.6	27.3	23.5	29.7	-9.7%
Total commissions and expenses incurred	371.1	353.8	345.1	344.7	316.1	-14.8%
Less: commissions and expenses capitalized	(288.9)	(272.4)	(270.5)	(268.1)	(234.2)	18.9%
Amortization of DAC and VOBA, net of interest	139.1	89.6	144.4	122.5	130.8	-5.9%
Net Operating and Acquisition Expenses	$221.2	$171.0	$219.0	$199.0	$212.8	-3.8%

General and administrative expenses -
basis points on account values - Annualized	166	170	151	156	148	(18)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning-of-period	$4,659.4	$4,795.8	$5,126.4	$5,259.6	$5,408.7
Deferrals	288.9	272.4	270.5	268.1	234.2
Amortization, net of interest: (1)
Unlocking	11.3	20.8	(3.8)	6.1	(10.2)
Other amortization	(150.4)	(110.5)	(140.6)	(128.6)	(120.6)
Deferrals, net of amortization included in
operating and acquisition expenses	149.8	182.8	126.1	145.6	103.3
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	(12.5)	(2.4)	0.6	56.1	7.0
Adjustment related to unrealized (gains)
losses on available-for-sale securities and derivatives	(0.9)	150.2	6.5	(52.7)	151.0
Balance at end-of-period	$4,795.8	$5,126.4	$5,259.6	$5,408.7	$5,670.0

Roll Forward of Deferred Front-End Loads

Balance at beginning-of-period	$449.5	$490.6	$569.0	$585.2	$648.7
Deferrals	65.5	112.4	83.9	98.2	87.5
Amortization, net of interest:
Unlocking	2.5	7.1	(27.0)	0.7	(3.5)
Other amortization	(26.9)	(41.1)	(40.7)	(35.4)	(36.0)
Deferrals, net of amortization included in
expense assessments	41.0	78.4	16.2	63.5	48.0
Balance at end-of-period	$490.6	$569.0	$585.2	$648.7	$696.7

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.

3/31/2008						PAGE 13
Individual Markets - Individual Life Insurance
Operational Data
Unaudited

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Sales by Product (1) (in millions)
Universal Life
Excluding MoneyGuard®	$166.1	$145.0	$143.9	$141.3	$113.7	-31.5%
MoneyGuard®	7.4	9.9	10.9	12.1	11.0	49.6%
Total	173.5	154.9	154.8	153.3	124.8	-28.1%
Variable Universal Life	20.6	17.3	17.7	21.9	15.5	-24.4%
Term/Whole Life	9.4	7.9	7.5	6.9	5.1	-45.4%
Total	$203.5	$180.0	$179.9	$182.1	$145.4	-28.5%

First-Year Paid Premiums (in millions)
Universal Life
Excluding MoneyGuard®	$367.9	$315.7	$303.8	$304.6	$245.4	-33.3%
MoneyGuard®	49.2	65.9	72.4	80.4	73.6	49.6%
Total	417.1	381.6	376.2	385.0	318.9	-23.5%
Variable Universal Life	52.5	47.8	46.4	48.9	37.0	-29.5%
Term/Whole Life	17.5	18.3	19.1	24.4	14.0	-19.8%
Total	$487.0	$447.7	$441.6	$458.2	$369.9	-24.0%

Life Insurance In Force (in billions)
Universal Life and other	$272.921	$276.040	$279.933	$284.305	$286.187	4.9%
Term insurance	235.491	236.155	236.414	235.919	234.860	-0.3%
Total Life Segment In Force	$508.411	$512.195	$516.347	$520.224	$521.047	2.5%

(1) Sales for Individual Life Insurance consist of first year commissionable premiums for Universal Life ("UL"), including MoneyGuard®, plus 5% of excess premiums received, including UL internal replacements, and first year paid premiums for Whole Life and Term products.

3/31/2008						PAGE 14
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Interest Sensitive Life - Balance at Beginning-of-Period	$21.890	$22.228	$22.517	$22.818	$23.161	5.8%
Deposits	0.882	0.864	0.842	0.935	0.824	-6.6%
Withdrawals and deaths	(0.264)	(0.311)	(0.258)	(0.262)	(0.314)	-18.9%
Net flows	0.618	0.553	0.585	0.673	0.509	-17.6%
Contract holder assessments (1)	(0.523)	(0.507)	(0.527)	(0.575)	(0.561)	-7.3%
Interest credited	0.243	0.243	0.243	0.246	0.246	1.2%
Interest Sensitive Life - Balance at End- of-Period (2)	$22.228	$22.517	$22.818	$23.161	$23.355	5.1%

Variable Universal Life - Balance at Beginning-of-Period	$4.600	$4.696	$4.948	$5.057	$4.961	7.8%
Deposits	0.157	0.142	0.137	0.151	0.143	-8.9%
Withdrawals and deaths	(0.077)	(0.109)	(0.087)	(0.079)	(0.073)	5.2%
Net flows	0.080	0.033	0.050	0.072	0.070	-12.5%
Contract holder assessments	(0.079)	(0.080)	(0.080)	(0.082)	(0.082)	-3.8%
Investment income and change in market value	0.095	0.299	0.139	(0.087)	(0.423)	NM
Variable Universal Life - Balance at End- of-Period	$4.696	$4.948	$5.057	$4.961	$4.526	-3.6%

Total Segment - Life Insurance Account Value Roll Forward
Balance at Beginning-of-Period	$26.490	$26.924	$27.465	$27.875	$28.122	6.2%
Deposits	1.039	1.005	0.980	1.086	0.967	-6.9%
Withdrawals and deaths	(0.341)	(0.420)	(0.345)	(0.341)	(0.387)	-13.5%
Net flows	0.698	0.586	0.635	0.745	0.579	-17.0%
Contract holder assessments (1)	(0.602)	(0.586)	(0.607)	(0.657)	(0.643)	-6.8%
Investment income and change in market value	0.338	0.542	0.382	0.159	(0.178)	NM
Total Segment - Balance at End-of- Period	$26.924	$27.465	$27.875	$28.122	$27.881	3.6%

Life Product Spread Information (3)
						Change
Interest Sensitive Products						(Basis Points)
Net investment income (4) (5) (6)	6.48%	6.99%	6.09%	6.30%	6.04%	(44)
Interest credited to contract holders	4.46%	4.45%	4.41%	4.41%	4.34%	(12)
Spread (4) (5) (6)	2.02%	2.54%	1.68%	1.89%	1.70%	(32)

Traditional Products
Net investment income (4)	6.41%	6.48%	6.18%	6.23%	6.21%	(20)

(1) Interest sensitive contract holder assessments in the second quarter of 2007 includes +.017 related to certain adjustments.
(2) Includes universal life, interest sensitive whole life and the fixed investment option of VUL products.
(3) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.  Traditional Products - The yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of March 31, 2008, interest sensitive products represented approximately 81% of total interest sensitive and traditional earning assets.

(4) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 4 bps in the 1st quarter of 2008, 16 bps in the 4th quarter of 2007, 9 bps in the 3rd quarter of 2007, 22 bps in the 2nd quarter of 2007 and 21 bps in the 1st quarter of 2007.  There was an impact on traditional products of 15 bps in the 1st quarter of 2008, 2 bps in the 4th quarter of 2007, 9 bps in the 3rd quarter of 2007, 14 bps in the 2nd quarter of 2007 and 2 bps in the 1st quarter of 2007.

(5) The net investment income and spread above include earnings from alternative investments, such as limited partnerships. The impact of these investments on investment income yields for interest sensitive products was (8) bps in the 1st quarter of 2008, 5 bps in the 4th quarter of 2007, (4) bps in the 3rd quarter of 2007, 70 bps in the 2nd quarter of 2007 and 14 bps in the 1st quarter of 2007. The impact of these investments on traditional products was (3) bps in the 1st quarter of 2008, (1) bp in the 4th quarter of 2007 and (6) bps in the 3rd quarter of 2007.

(6) The net investment income and spread above is partially offset by amortization associated with prepayment fee income. The impact of this offset to interest sensitive products was -0- bps in the 1st quarter of 2008, 1 bp in the 4th quarter of 2007, -0- bps in the 3rd quarter of 2007 and 8 bps in the 2nd quarter of 2007. There was an impact on traditional products of 4 bps in the 1st quarter of 2008.

3/31/2008				PAGE 15
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Insurance premiums	$12.8	$16.6	$42.6	$46.5	$31.6	146.0%
Surrender charges	9.7	10.1	9.8	9.1	9.6	-0.9%
Expense assessments	210.9	233.9	249.4	265.2	236.0	11.9%
Net investment income	265.3	265.3	249.4	251.8	247.8	-6.6%
Operating realized gain (loss) (1)	1.3	1.3	0.9	2.2	10.2	NM
Other revenues and fees (2)	90.4	96.4	94.9	97.6	87.4	-3.3%
Total Operating Revenues	590.4	623.7	647.0	672.3	622.6	5.5%

Operating Expenses
Insurance benefits	25.4	26.6	56.3	62.0	51.3	105.3%
Interest credited to contract holder funds	161.1	165.1	165.3	167.9	163.2	1.3%
Operating and acquisition expenses	250.0	267.0	255.4	287.3	251.7	0.7%
Total Operating Expenses	436.6	458.8	477.0	517.2	466.3	7.0%

Income from operations before federal income taxes	153.8	164.9	170.0	155.1	156.3	1.1%

Federal income taxes	37.2	41.5	44.1	36.2	38.5	2.9%

Income from Operations	$116.6	$123.4	$125.9	$118.9	$117.8	0.5%

Effective tax rate	24.2%	25.2%	25.9%	23.4%	24.7%

Average equity	$3,446.7	$3,491.1	$3,537.8	$3,549.1	$3,561.6
Return on average equity	13.5%	14.1%	14.2%	13.4%	13.2%

Income from Operations - basis points on
average account values	69	69	68	62	64

Operating Realized Gain (Loss) (1)
Indexed annuity net derivatives results (3)	$0.9	$1.2	$0.2	$(0.1)	$(1.4)	NM
Guaranteed living benefits risk and profit charges (4)	0.8	1.4	1.6	1.8	5.8	NM
Guaranteed death benefits hedging offset (5)	(0.4)	(1.3)	(0.8)	0.5	5.9	NM
Total Operating Realized Gain (Loss)	$1.3	$1.3	$0.9	$2.2	$10.2	NM

Operating and Acquisition Expenses
Commissions	$152.1	$178.8	$188.9	$212.3	$165.6	8.9%
General and administrative expenses	69.2	82.2	80.9	96.7	80.2	15.9%
Broker-dealer commissions and general and
administrative expenses	87.2	92.8	91.8	100.5	89.2	2.3%
Taxes, licenses and fees	8.9	5.7	6.0	6.1	10.4	17.2%
Total commissions and expenses incurred	317.4	359.6	367.6	415.6	345.4	8.8%
Less: commissions and expenses capitalized	(157.6)	(189.3)	(196.1)	(230.5)	(172.8)	-9.6%
Amortization of DAC and VOBA, net of interest	90.2	96.8	83.9	102.3	79.1	-12.3%
Net Operating and Acquisition Expenses	$250.0	$267.0	$255.4	$287.3	$251.7	0.7%

General and administrative expenses - basis
points on gross account values - Annualized (6)	41	46	44	51	44	3

(1) The portion of the FAS 157 Attributed Fee included in income from Operations. See notes on page 18 for additional details.
(2) Primarily broker-dealer revenues.
(3)  Changes in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our Indexed Annuities products excluding the indexed annuity forward-starting option.

(4) The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium.
(5) Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders, including our expected cost of the hedging instruments.
(6) Includes distribution costs.

3/31/2008				PAGE 16
Individual Markets - Individual Annuities
Roll Forwards of DAC, VOBA, DFEL and DSI
Unaudited (millions of dollars)

Roll Forward of DAC & VOBA
	For the Three Months Ended
	March	June	Sept.	Dec.	March
	2007	2007	2007	2007	2008
Balance at beginning-of-period	$2,050.4	$2,082.0	$2,236.8	$2,347.4	$2,477.0
Cumulative effect of adoption of SOP 05-1	(27.2)	-	-	-	-
Inter-segment transfer	-	-	-	-	(6.9)
Deferrals	157.6	189.3	196.1	230.5	172.8
Amortization, net of interest:
Unlocking	5.7	8.8	19.0	10.7	(0.6)
Other amortization	(95.9)	(105.6)	(102.9)	(112.9)	(78.5)
Deferrals, net of amortization included in
operating and acquisition expenses	67.4	92.6	112.2	128.2	93.7
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	(8.5)	(10.2)	21.1	34.8	(10.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities and derivatives	(14.0)	72.4	(22.8)	(33.5)	17.5
Business acquired	14.0	-	-	-	-
Balance at end-of-period	$2,082.0	$2,236.8	$2,347.4	$2,477.0	$2,570.8

Roll Forward of DFEL

Balance at beginning-of-period	$100.9	$104.6	$111.9	$122.0	$130.9
	(2.0)	-	-	-	-
Deferrals	9.8	11.8	11.5	11.9	11.9
Amortization, net of interest:
Unlocking	0.5	0.2	1.4	(0.4)	0.7
Other amortization	(3.4)	(4.5)	(4.1)	(4.6)	(2.7)
Deferrals, net of amortization included in
expense assessments	6.9	7.5	8.9	6.9	9.9
Adjustment related to realized losses
on available-for-sale securities and derivatives	(1.0)	(0.2)	1.2	1.9	0.8
Balance at end-of-period	$104.6	$111.9	$122.0	$130.9	$141.6

Roll Forward of DSI

Balance at beginning-of-period	$193.7	$206.2	$224.7	$248.7	$278.8
Cumulative effect of adoption of SOP 05-1	(2.8)	-	-	-	-
Inter-segment transfer	-	-	-	-	(1.3)
Deferrals	23.7	27.3	29.7	35.5	25.8
Amortization, net of interest:
Unlocking	1.5	0.9	0.6	(0.9)	0.5
Other amortization	(7.3)	(8.6)	(9.1)	(10.1)	(6.2)
Deferrals, net of amortization included in
insurance benefits or interest credited	17.9	19.5	21.2	24.5	20.2
Adjustment related to realized (gains) losses
on available-for-sale securities	(2.6)	(1.0)	2.8	5.6	(1.9)
Balance at end-of-period	$206.2	$224.7	$248.7	$278.8	$295.7

3/31/2008				PAGE 17
Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Fixed Annuities - Balance at Beginning-of-Period	$18.545	$18.139	$17.867	$17.813	$17.822	-3.9%

Business acquired	0.040	-	-	-	-	-100.0%
Inter-segment transfer	-	-	-	-	(0.089)	NM
Gross deposits	0.821	0.982	1.231	1.288	1.160	41.3%
Withdrawals and deaths	(0.887)	(0.893)	(0.891)	(0.706)	(0.585)	34.0%
Net flows	(0.066)	0.089	0.340	0.582	0.575	NM
Transfer from (to) variable annuities	(0.557)	(0.560)	(0.589)	(0.734)	(0.680)	-22.1%
Interest credited	0.153	0.172	0.166	0.125	0.048	-68.6%
Sales inducements deferred	0.024	0.027	0.030	0.035	0.026	8.3%
Fixed Annuities - Gross	18.139	17.867	17.813	17.822	17.701	-2.4%
Reinsurance ceded	(1.689)	(1.598)	(1.430)	(1.352)	(1.306)	22.7%
Fixed Annuities (Net of Ceded) - Balance at End-of-Period (1)	$16.449	$16.270	$16.383	$16.470	$16.395	-0.3%

Variable Annuities - Balance at Beginning-of-Period	$48.169	$50.300	$55.171	$58.293	$58.643	21.7%

Inter-segment transfer	-	-	-	-	(0.206)	NM
Gross deposits	2.000	2.295	2.247	2.593	1.865	-6.8%
Withdrawals and deaths	(1.179)	(1.247)	(1.296)	(1.367)	(1.259)	-6.8%
Net flows	0.821	1.048	0.951	1.226	0.607	-26.1%
Transfer from (to) fixed annuities	0.556	0.560	0.589	0.734	0.680	22.3%
Investment increase and change in market value	0.754	3.263	1.582	(1.611)	(4.758)	NM
Variable Annuities - Balance at End-of-Period (2)	$50.300	$55.171	$58.293	$58.643	$54.966	9.3%

Total Annuities - Balance at Beginning-of-Period	$66.714	$68.438	$73.038	$76.106	$76.464	14.6%

Business acquired	0.040	-	-	-	-	-100.0%
Inter-segment transfer	-	-	-	-	(0.295)	NM
Gross deposits	2.821	3.277	3.478	3.880	3.025	7.2%
Withdrawals and deaths	(2.067)	(2.140)	(2.187)	(2.072)	(1.844)	10.8%
Net flows	0.754	1.138	1.291	1.808	1.181	56.6%
Transfers	(0.001)	-	-	-	(0.001)	-
Interest credited and change in market value	0.907	3.435	1.748	(1.485)	(4.710)	NM
Sales inducements deferred	0.024	0.027	0.030	0.035	0.026	8.3%
Total Annuities - Gross	68.438	73.038	76.106	76.464	72.666	6.2%
Reinsurance ceded	(1.689)	(1.598)	(1.430)	(1.352)	(1.306)	22.7%
Total Annuities (Net of Ceded) - Balance at End-of-Period	$66.749	$71.441	$74.676	$75.113	$71.361	6.9%

Variable Annuities Under Agreement - Included Above	$0.163	$0.164	$0.161	$0.149	$0.128	-21.5%

Incremental Deposits: (3)
Fixed annuities	$0.815	$0.976	$1.224	$1.282	$1.157	42.0%
Variable annuities	1.979	2.265	2.217	2.558	1.838	-7.1%
Total Incremental Deposits	$2.794	$3.241	$3.441	$3.840	$2.994	7.2%

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental deposits represent gross deposits reduced by transfers from other Lincoln products.

3/31/2008						PAGE 18
Individual Markets - Individual Annuities
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.126	$0.129	$0.286	$0.231	$0.086	-31.7%
Withdrawals and deaths	(0.674)	(0.677)	(0.651)	(0.486)	(0.378)	43.9%
Net flows	$(0.548)	$(0.548)	$(0.365)	$(0.255)	$(0.292)	46.7%

Gross fixed contract account values	$10.818	$10.377	$10.115	$9.960	$9.767	-9.7%
Reinsurance ceded	(1.689)	(1.598)	(1.430)	(1.352)	(1.306)	22.7%
Net fixed contract account values	$9.129	$8.779	$8.684	$8.609	$8.462	-7.3%
	$0.000	$0.000	$-	$-	$-

Indexed Annuities
Deposits	$0.160	$0.191	$0.199	$0.204	$0.218	36.3%
Withdrawals and deaths	(0.063)	(0.061)	(0.059)	(0.062)	(0.083)	-31.7%
Net flows	$0.098	$0.130	$0.140	$0.143	$0.135	37.8%

Indexed Annuity Account Values	$3.844	$4.033	$4.228	$4.392	$4.465	16.2%

Fixed Portion of Variable Contracts
Deposits	$0.535	$0.662	$0.746	$0.853	$0.856	60.0%
Withdrawals and deaths	(0.151)	(0.155)	(0.181)	(0.158)	(0.124)	17.9%
Net flows	$0.384	$0.507	$0.564	$0.695	$0.732	90.6%

Fixed Portion of Variable Contract Account Values	$3.476	$3.458	$3.470	$3.470	$3.469	-0.2%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$2.535	$2.957	$2.993	$3.445	$2.721	7.3%
Withdrawals and deaths	(1.330)	(1.402)	(1.477)	(1.525)	(1.383)	-4.0%
Net Flows	$1.205	$1.555	$1.516	$1.921	$1.338	11.0%
	-	-	-	-	-
Variable Contract Account Values	$53.776	$58.629	$61.764	$62.112	$58.435	8.7%

Average Daily Variable Annuity Separate Account Values	$49.284	$53.465	$55.827	$58.628	$55.318	12.2%

						Change
Individual Product Spread Information						(Basis Point)
Net investment income (1) (2) (3)	5.94%	5.92%	5.84%	5.93%	5.87%	(7)
Interest credited to contract holders (4)	3.63%	3.74%	3.76%	3.77%	3.81%	18
Spread (1) (2) (3)	2.31%	2.18%	2.08%	2.16%	2.06%	(25)

Variable Annuity Expense Assessments (in millions) (5)	224.9	249.7	267.1	286.5	271.6	20.8%

GLB Expense Assessments (in millions) (6)	24.3	27.2	31.7	37.1	39.6	63.0%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenue and income from operations (7)	$3.2	$3.5	$3.8	$4.4	$15.9	NM
Attributed fee excluded from operating revenue and income from operations (8)	10.9	12.3	14.0	17.0	19.7	80.5%
Total attributed fees on GLB	$14.1	$15.8	$17.8	$21.4	$35.6	152.6%

GLB Account Values by Type (in billions)
Guaranteed withdrawal benefits (9)	$14.919	$16.311	$17.723	$18.695	$19.264	29.1%
Guaranteed income benefits (10)	4.899	6.184	7.319	8.372	8.678	77.1%
Total GLB account values	$19.818	$22.495	$25.042	$27.067	$27.942	41.0%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on annuity products before
DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 5 bps in the 1st quarter of 2008, 11 bps in the 4th quarter of 2007, 4 bps in the 3rd quarter of 2007, 11 bps in the 2nd quarter of 2007 and 5 bps in the 1st quarter of 2007.
(3) In the first quarter of 2008, we updated previously reported historical net investment income yields and interest rate spreads to conform to the presentation in the first quarter of 2008, which is excluding hedge derivatives and collateral from average earning assets. The impact of the changes on spreads range from 6 bps - 8 bps per quarter.
(4) The 2007 spreads reflect a correction (a decrease) to interest credited to contract holders related to a correction to the opening balance sheet of JP that was finalized in the first quarter of 2007. The impact of this correction was 9 bps in the first quarter of 2007.
(5) Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB as described in footnotes 7 and 8 and disclosed above.
(6) Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB as described in footnotes 7 and 8 and disclosed above.
(7) The portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium. The attributed fees are the fees used in the calculation of the embedded derivative. The net valuation premium represents the rider fees equal to the net present value of future benefit costs. This portion of the attributed fee is reported in realized gains and losses and included in income from operations and operating revenue.
(8) Represents the portion of rider fee revenue for GLB required to fund the net valuation premium. This portion of the attributed fee is reported in realized gains and losses and excluded in income from operations and operating revenue.
(9) Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.
(10) For our guaranteed income benefits we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract. This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals, and other service features like portfolio rebalancing.

3/31/2008	PAGE 19

Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Surrender charges	$2.0	$2.2	$1.8	$1.8	$1.9	-6.9%
Expense assessments	59.8	63.0	63.5	64.7	59.3	-0.8%
Net investment income	180.3	182.2	172.9	173.3	171.7	-4.8%
Other revenues and fees	4.7	4.6	5.2	3.6	4.8	3.6%
Total Operating Revenues	246.7	252.0	243.4	243.3	237.7	-3.7%

Operating Expenses
Interest credited to contract holder funds	104.3	104.6	104.6	104.8	105.9	1.5%
Operating and acquisition expenses	71.6	80.6	84.7	77.3	76.6	6.9%
Total Operating Expenses	176.0	185.2	189.3	182.1	182.2	3.3%

Income from operations before federal income taxes	70.8	66.8	54.1	61.2	55.5	-20.9%

Federal income taxes	21.1	19.5	12.9	18.1	15.1	-26.3%

Income from Operations	$49.7	$47.3	$41.2	$43.1	$40.4	-18.7%

Effective tax rate	29.8%	29.2%	23.8%	29.6%	27.2%

Average equity	$936.0	$906.6	$901.4	$902.7	$906.4
Return on average equity	21.2%	20.9%	18.3%	19.1%	17.8%

Income from Operations - basis points on
average account values	58	53	46	47	46

Operating and Acquisition Expenses
Commissions	$19.3	$21.3	$19.9	$20.3	$19.6	1.7%
General and administrative expenses	49.9	54.9	59.8	53.7	51.9	4.1%
Taxes, licenses and fees	5.1	4.4	2.2	2.1	4.4	-13.6%
Total commissions and expenses incurred	74.2	80.6	81.9	76.1	75.9	2.3%
Less: commissions and expenses capitalized	(22.2)	(22.5)	(23.7)	(23.7)	(23.6)	-6.2%
Amortization of DAC and VOBA, net of interest	19.6	22.5	26.5	24.9	24.2	23.8%
Net Operating and Acquisition Expenses	$71.6	$80.6	$84.7	$77.3	$76.6	6.9%

General and administrative expenses - basis
points on account values - Annualized (1)	59	62	67	59	59	1

(1) Includes distribution costs.

3/31/2008	PAGE 20

Employer Markets - Defined Contribution
Roll Forwards of DAC, VOBA and DSI
Unaudited (millions of dollars)

Roll Forward of DAC & VOBA
	For the Three Months Ended
	March	June	Sept.	Dec.	March
	2007	2007	2007	2007	2008
Balance at beginning-of-period	$497.6	$489.4	$541.9	$531.8	$513.8
Cumulative effect of adoption of SOP 05-1	(1.4)	-	-	-	-
Inter-segment transfer	-	-	-	-	6.9
Deferrals	22.2	22.5	23.7	23.7	23.6
Amortization, net of interest:
Unlocking	(0.5)	(2.0)	(5.0)	(1.2)	(2.5)
Other amortization	(19.0)	(20.5)	(21.5)	(23.7)	(21.4)
Deferrals, net of amortization included in
operating and acquisition expenses	2.6	(0.0)	(2.8)	(1.2)	(0.4)
Adjustment related to realized (gains) losses
on available-for-sale securities	(2.1)	(0.8)	(0.6)	3.4	0.6
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(7.2)	53.3	(6.8)	(20.2)	43.2
Balance at end-of-period	$489.4	$541.9	$531.8	$513.8	$564.2

Roll Forward of DSI

Balance at beginning-of-period	$0.1	$0.2	$0.3	$0.4	$0.4
Inter-segment transfer	-	-	-	-	1.3
Deferrals	0.1	0.1	0.1	0.0	0.2
Amortization, net of interest:
Unlocking	(0.0)	0.0	(0.0)	(0.0)	(0.1)
Deferrals, net of amortization included in
insurance benefits or interest credited	0.1	0.1	0.1	0.0	0.1
Balance at end-of-period	$0.2	$0.3	$0.4	$0.4	$1.9

3/31/2008	PAGE 21

Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Fixed Annuities - Balance at Beginning-of-Period	$11.006	$10.993	$10.940	$10.891	$10.889	-1.1%
Inter-segment transfer	-	-	-	-	0.089	NM
Gross deposits	0.299	0.233	0.305	0.268	0.332	11.0%
Withdrawals and deaths	(0.399)	(0.376)	(0.450)	(0.411)	(0.370)	7.3%
Net flows	(0.101)	(0.143)	(0.144)	(0.143)	(0.038)	62.4%
Transfer from (to) variable annuities	(0.017)	(0.012)	(0.011)	0.031	0.172	NM
Interest credited	0.104	0.102	0.106	0.111	0.105	1.0%
Fixed Annuities - Balance at End-of-Period (1)	$10.993	$10.940	$10.891	$10.889	$11.217	2.0%

Variable Annuities - Balance at Beginning-of-Period	$17.475	$17.676	$18.480	$18.581	$17.876	2.3%
Inter-segment transfer	-	-	-	-	0.206	NM
Gross deposits	0.655	0.577	0.564	0.560	0.674	2.9%
Withdrawals and deaths	(0.813)	(0.747)	(0.810)	(0.842)	(0.833)	-2.5%
Net flows	(0.158)	(0.170)	(0.247)	(0.283)	(0.158)	-
Transfer from (to) fixed annuities	0.004	0.007	(0.028)	(0.012)	(0.143)	NM
Investment increase and change in market value	0.354	0.968	0.375	(0.410)	(1.488)	NM
Variable Annuities - Balance at End-of-Period (2)	$17.676	$18.480	$18.581	$17.876	$16.292	-7.8%

Total Annuities - Balance at Beginning-of-Period	$28.482	$28.669	$29.421	$29.471	$28.765	1.0%
Inter-segment transfer	-	-	-	-	0.295	NM
Gross deposits	0.953	0.809	0.869	0.828	1.007	5.7%
Withdrawals and deaths	(1.212)	(1.122)	(1.260)	(1.253)	(1.203)	0.7%
Net flows	(0.259)	(0.313)	(0.391)	(0.426)	(0.196)	24.3%
Transfers	(0.012)	(0.005)	(0.039)	0.019	0.028	NM
Interest credited and change in market value	0.458	1.070	0.481	(0.300)	(1.383)	NM
Total Annuities - Balance at End-of-Period	$28.669	$29.421	$29.471	$28.765	$27.509	-4.0%

Alliance and Smart Future Mutual Funds - Balance at Beginning-of-Period	$5.175	$5.807	$6.543	$7.165	$7.293	40.9%
Plan/Participant Rollovers	0.279	0.217	0.411	0.168	0.221	-20.8%
Additional contributions	0.254	0.247	0.245	0.269	0.324	27.6%
Gross deposits	0.533	0.464	0.656	0.437	0.545	2.3%
Withdrawals and deaths	(0.054)	(0.077)	(0.132)	(0.102)	(0.069)	-27.8%
Net flows	0.480	0.387	0.524	0.335	0.477	-0.6%
Transfers	0.005	0.040	(0.013)	(0.023)	(0.070)	NM
Interest credited and change in market value	0.147	0.310	0.111	(0.184)	(0.445)	NM
Total Alliance and Smart Future Mutual Funds -
Balance at End-of-Period (3)	$5.807	$6.543	$7.165	$7.293	$7.254	24.9%

Total Defined Contribution Segment Account Values -
including Alliance and Smart Future Mutual Funds -
Balance at Beginning-of-Period	$33.656	$34.475	$35.964	$36.636	$36.058	7.1%
Inter-segment transfer	-	-	-	-	0.295	NM
Gross deposits	1.487	1.273	1.525	1.265	1.552	4.4%
Withdrawals and deaths	(1.266)	(1.199)	(1.392)	(1.356)	(1.271)	-0.4%
Net flows	0.221	0.074	0.133	(0.091)	0.281	27.1%
Transfers	(0.007)	0.035	(0.052)	(0.004)	(0.042)	NM
Interest credited and change in market value	0.606	1.379	0.592	(0.484)	(1.828)	NM
Total Defined Contribution Segment Account Values -
Balance at End-of-Period	$34.475	$35.964	$36.636	$36.058	$34.763	0.8%

Variable Annuities Under Agreement - Included Above	0.016	0.017	0.018	0.017	0.015	-6.3%

Incremental Deposits: (4)
Fixed annuities	$0.282	$0.224	$0.220	$0.197	$0.285	1.1%
Variable annuities	0.581	0.631	0.556	0.551	0.667	14.8%
Total annuities incremental deposits	0.862	0.855	0.776	0.747	0.953	10.6%
Total Alliance mutual funds incremental deposits	0.533	0.464	0.656	0.437	0.545	2.3%
Total Defined Contribution Incremental Deposits	$1.396	$1.318	$1.431	$1.185	$1.498	7.3%

(1) Includes fixed annuity products offered under the Alliance Program and the fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Represents amounts attributable to Alliance and Smart Future mutual fund net flows. Alliance and Smart Future mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets.
(4) Incremental deposits represent gross deposits reduced by transfers from other Lincoln products.

3/31/2008	PAGE 22

Employer Markets - Defined Contribution
Account Value Roll Forward - By Product
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Total Micro - Small Segment - Balance at Beginning-of- Period	$7.535	$7.689	$8.012	$8.077	$7.798	3.5%
Gross deposits	0.460	0.377	0.391	0.365	0.499	8.5%
Withdrawals and deaths	(0.451)	(0.434)	(0.481)	(0.565)	(0.569)	-26.2%
Net flows	0.009	(0.056)	(0.090)	(0.201)	(0.070)	NM
Transfers	(0.005)	(0.000)	0.000	0.000	(0.012)	NM
Investment increase and change in market value	0.150	0.379	0.155	(0.079)	(0.497)	NM
Total Micro - Small Segment - Balance at End-of-Period	$7.689	$8.012	$8.077	$7.798	$7.218	-6.1%

Total Mid - Large Segment - Balance at Beginning-of-Period	$6.975	$7.734	$8.555	$9.232	$9.463	35.7%
Gross deposits	0.711	0.590	0.861	0.610	0.769	8.2%
Withdrawals and deaths	(0.118)	(0.132)	(0.263)	(0.212)	(0.159)	-34.7%
Net flows	0.593	0.458	0.598	0.398	0.610	2.9%
Transfers	0.002	0.036	(0.051)	(0.003)	(0.029)	NM
Investment increase and change in market value	0.164	0.328	0.130	(0.163)	(0.423)	NM
Total Mid - Large Segment - Balance at End-of-Period	$7.734	$8.555	$9.232	$9.463	$9.621	24.4%

Total Multi Fund and Other Variable Annuities -
Balance at Beginning-of-Period	$19.146	$19.053	$19.397	$19.327	$18.797	-1.8%
Inter-segment transfer	-	-	-	-	0.295	NM
Gross deposits	0.316	0.306	0.273	0.290	0.284	-10.1%
Withdrawals and deaths	(0.697)	(0.633)	(0.649)	(0.578)	(0.543)	22.1%
Net flows	(0.381)	(0.327)	(0.376)	(0.288)	(0.259)	32.0%
Transfers	(0.004)	(0.000)	(0.001)	(0.000)	(0.001)	75.0%
Investment increase and change in market value	0.292	0.672	0.306	(0.241)	(0.908)	NM
Total Multi Fund and Other Variable Annuities -
Balance at End-of-Period	$19.053	$19.397	$19.327	$18.797	$17.924	-5.9%

Total Defined Contribution Account Values -
Including Alliance and Smart Future Mutual Funds -
Balance at Beginning-of-Period	$33.656	$34.475	$35.964	$36.636	$36.058	7.1%
Inter-segment transfer	-	-	-	-	0.295	NM
Gross deposits	1.487	1.273	1.525	1.265	1.552	4.4%
Withdrawals and deaths	(1.266)	(1.199)	(1.392)	(1.356)	(1.271)	-0.4%
Net flows	0.221	0.074	0.133	(0.091)	0.281	27.1%
Transfers	(0.007)	0.035	(0.052)	(0.004)	(0.042)	NM
Investment increase and change in market value	0.606	1.379	0.592	(0.484)	(1.828)	NM
Total Defined Contribution Segment Account Values -
Balance at End-of-Period (1)	$34.475	$35.964	$36.636	$36.058	$34.763	0.8%

(1) Balance at end of period includes Alliance and Smart Future mutual fund account values. Alliance and Smart Future Mutual funds are not included in the separate accounts reported on our Consolidated Balance Sheets.

3/31/2008	PAGE 23
Employer Markets - Defined Contribution
Supplemental Data
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.198	$0.146	$0.221	$0.189	$0.240	21.2%
Withdrawals and deaths	(0.166)	(0.140)	(0.215)	(0.203)	(0.160)	3.6%
Net flows	$0.032	$0.006	$0.006	$(0.014)	$0.080	150.0%

Fixed Contract Account Values	$4.870	$4.917	$4.943	$4.996	$5.166	6.1%

Fixed Portion of Variable Contracts
Deposits	$0.100	$0.087	$0.084	$0.079	$0.093	-7.0%
Withdrawals and deaths	(0.233)	(0.236)	(0.235)	(0.208)	(0.210)	9.9%
Net flows	$(0.133)	$(0.149)	$(0.150)	$(0.129)	$(0.117)	12.0%

Fixed Portion of Variable Contract Account Values	$6.123	$6.023	$5.948	$5.893	$6.051	-1.2%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$0.755	$0.664	$0.648	$0.639	$0.767	1.6%
Withdrawals and deaths	(1.046)	(0.982)	(1.045)	(1.050)	(1.043)	0.3%
Net flows	$(0.291)	$(0.319)	$(0.397)	$(0.411)	$(0.276)	5.2%

Variable Contract Account Values	$23.799	$24.504	$24.528	$23.769	$22.343	-6.1%

Average Daily Variable Annuity Account Values	$17.582	$18.377	$18.162	$18.235	$16.640	-5.4%

Total Annuity Based Retirement Plan Product Spread Information (1)						Change (Basis Point)
Net investment income (2) (3)	6.20%	6.13%	6.00%	6.05%	5.92%	(28)
Interest credited to contract holders	3.81%	3.82%	3.84%	3.85%	3.81%	-
Spread (2) (3)	2.39%	2.31%	2.16%	2.20%	2.11%	(28)

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on annuity products less amortization related to DSI interest, divided by average fixed account values.
(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 2 bps in the 1st quarter of 2008, 5 bps in the 4th quarter of 2007, 7 bps in the 3rd quarter of 2007, 9 bps in the 2nd quarter of 2007 and 3 bps in the 1st quarter of 2007.
(3) The net investment income and spread reported above include earnings from alternative investments, such as limited partnerships and hedge funds. The impact on investment income yields from these investments was (6) bps in the 1st quarter of 2008, (2) bps in the 4th quarter of 2007, (11) bps in the 3rd quarter of 2007, 11 bps in the 2nd quarter of 2007 and 7 bps in the 1st quarter of 2007.

3/31/2008	PAGE 24

Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Insurance premiums	$0.1	$0.1	$0.1	$0.0	$0.1	17.5%
Surrender charges	(0.0)	0.0	0.0	0.1	(0.0)	NM
Mortality assessments	8.9	8.2	8.4	9.0	9.1	1.9%
Expense assessments	4.6	4.7	4.0	4.7	4.6	1.0%
Net investment income	55.8	53.1	51.8	52.3	51.9	-7.0%
Other revenues and fees	(0.1)	0.0	(0.1)	(0.0)	(0.1)	22.9%
Total Operating Revenues	69.2	66.1	64.2	66.1	65.6	-5.3%

Operating Expenses
Insurance benefits	2.8	2.7	5.1	6.3	2.5	-9.8%
Interest credited to contract holder funds	38.2	38.1	37.8	38.0	38.4	0.5%
Operating and acquisition expenses	10.2	8.8	8.7	3.7	6.7	-34.1%
Total Operating Expenses	51.1	49.7	51.6	48.0	47.6	-6.9%

Income from operations before federal income taxes	18.2	16.5	12.7	18.1	18.0	-0.8%

Federal income taxes	6.2	5.6	3.8	6.2	6.1	-2.1%

Income from Operations	$11.9	$10.8	$8.9	$11.9	$11.9	-0.1%

Effective tax rate	34.4%	34.3%	30.0%	34.4%	33.9%

Average equity	$357.1	$345.5	$336.5	$346.3	$358.1
Return on average equity	13.3%	12.5%	10.5%	13.7%	13.3%

Operating and Acquisition Expenses
Commissions	$6.5	$6.8	$6.4	$14.0	$11.9	82.8%
General and administrative expenses	1.7	1.9	3.0	2.3	2.7	61.5%
Taxes, licenses and fees	1.2	1.0	1.0	1.5	2.0	70.0%
Total commissions and expenses incurred	9.4	9.7	10.4	17.8	16.6	77.4%
Less: commissions and expenses capitalized	(6.9)	(6.7)	(6.6)	(14.1)	(11.6)	-67.5%
Amortization of DAC and VOBA, net of interest	7.7	5.8	4.8	0.0	1.7	-77.7%
Net Operating and Acquisition Expenses	$10.2	$8.8	$8.7	$3.7	$6.7	-34.1%
	-	-	-	-	-
General and administrative expenses - basis
points on account values - Annualized (1)	16	18	27	21	24	8

Roll Forward of DAC & VOBA

Balance at beginning-of-period	$265.3	$260.5	$276.2	$273.2	$283.0
Deferrals	6.9	6.7	6.6	14.1	11.6
Amortization, net of interest:
Unlocking	(2.7)	(2.3)	(1.5)	2.3	1.1
Other amortization	(5.1)	(3.4)	(3.4)	(2.3)	(2.8)
Deferrals, net of amortization included in
operating and acquisition expenses	(0.8)	0.9	1.8	14.1	9.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(0.5)	(0.1)	0.1	0.6	0.2
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(3.4)	14.9	(4.8)	(4.9)	4.9
Balance at end-of-period	$260.5	$276.2	$273.2	$283.0	$298.1

Roll Forward of DFEL

Balance at beginning-of-period	$21.7	$22.0	$21.9	$22.4	$23.8
Deferrals	1.1	0.9	0.7	1.4	1.7
Amortization, net of interest:
Unlocking	(0.3)	(0.6)	0.1	0.3	0.1
Other amortization	(0.4)	(0.3)	(0.3)	(0.3)	(0.2)
Deferrals, net of amortization included in
expense assessments	0.3	(0.1)	0.5	1.4	1.6
Balance at end-of-period	$22.0	$21.9	$22.4	$23.8	$25.5

(1) Includes distribution costs.

3/31/2008	PAGE 25

Employer Markets - Executive Benefits
Account Value Roll Forward & Supplemental Data
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
COLI/BOLI - Balance at Beginning-of-Period	$4.305	$4.264	$4.353	$4.391	$4.436	3.0%
Deposits (1)	0.065	0.079	0.052	0.107	0.165	153.8%
Withdrawals and deaths (1)	(0.140)	(0.053)	(0.057)	(0.070)	(0.094)	32.9%
Net flows	(0.075)	0.026	(0.005)	0.037	0.071	194.7%
Contract holder assessments	(0.018)	(0.017)	(0.017)	(0.019)	(0.020)	-11.1%
Interest credited and change in market value	0.052	0.080	0.060	0.027	(0.026)	NM
COLI/BOLI - Balance at End-of-Period	$4.264	$4.353	$4.391	$4.436	$4.460	4.6%

COLI/BOLI In Force	$14.747	$14.809	$14.900	$15.292	$15.826	7.3%

(1) 1st quarter 2008 Deposits include $0.044 billion and Withdrawals and deaths include $(0.044) billion related to the exchange of legacy Jefferson-Pilot products with new Lincoln products.

3/31/2008	PAGE 26

Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Insurance premiums	$331.3	$361.3	$336.8	$349.7	$370.4	11.8%
Net investment income	27.9	28.5	29.5	29.5	27.7	-0.6%
Other revenues and fees	1.1	1.2	1.3	1.4	1.2	9.6%
Total Operating Revenues	360.4	391.0	367.5	380.6	399.4	10.8%

Operating Expenses
Insurance benefits	246.6	265.7	235.0	252.1	269.2	9.2%
Operating and acquisition expenses	78.3	80.7	81.4	85.1	89.6	14.5%
Total Operating Expenses	324.9	346.3	316.4	337.2	358.8	10.5%

Income from operations before federal income taxes	35.5	44.7	51.2	43.4	40.6	14.1%

Federal income taxes	12.4	15.7	17.9	15.2	14.2	14.4%

Income from Operations	$23.1	$29.0	$33.2	$28.2	$26.3	14.0%

Effective tax rate	35.0%	35.1%	35.1%	35.1%	35.1%

Average equity	$915.1	$917.5	$936.2	$956.4	$975.8
Return on average equity	10.1%	12.6%	14.2%	11.8%	10.8%

Operating and Acquisition Expenses
Commissions	$39.4	$41.4	$40.3	$43.1	$43.5	10.5%
General and administrative expenses	32.7	37.5	37.9	42.8	41.7	27.6%
Taxes, licenses and fees	9.7	9.5	8.1	6.2	10.0	3.2%
Total commissions and expenses incurred	81.8	88.4	86.3	92.1	95.3	16.5%
Less: commissions and expenses capitalized	(11.2)	(13.5)	(13.0)	(16.7)	(13.8)	-23.4%
Amortization of DAC and VOBA, net of interest	7.6	5.8	8.1	9.7	8.1	6.6%
Net Operating and Acquisition Expenses	$78.3	$80.7	$81.4	$85.1	$89.6	14.5%

General and administrative expenses as a
percentage of premiums	9.9%	10.4%	11.2%	12.2%	11.3%	14.14%

Roll Forward of DAC & VOBA

Balance at beginning-of-period	$137.6	$103.7	$111.4	$116.4	$123.4
Cumulative effect of adoption of SOP 05-1	(37.5)	-	-	-	-
Deferrals	11.2	13.5	13.0	16.7	13.8
Amortization, net of interest	(7.6)	(5.8)	(8.1)	(9.7)	(8.1)
Deferrals, net of amortization included in
operating and acquisition expenses	3.5	7.8	5.0	7.0	5.7
Balance at end-of-period	$103.7	$111.4	$116.4	$123.4	$129.0

3/31/2008	PAGE 27

Employer Markets - Group Protection
Supplemental Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Annualized Sales
Life	$22.5	$23.8	$22.0	$53.9	$21.3	-5.6%
Disability	28.6	28.9	30.5	72.1	24.9	-12.9%
Dental	9.4	9.5	8.3	16.6	7.9	-16.3%

Premiums
Life	$118.6	$125.0	$123.4	$126.5	$132.9	12.0%
Disability	144.8	150.4	151.1	155.2	163.2	12.7%
Dental	32.9	33.5	34.1	35.2	36.5	10.9%
Other	35.0	52.5	28.3	32.8	37.8	8.1%
Total	$331.3	$361.3	$336.8	$349.7	$370.4	11.8%

Product Line Results
Life	$8.6	$10.0	$11.0	$11.2	$10.1	17.2%
Disability	13.3	18.1	18.8	13.7	15.4	15.2%
Dental	0.2	(0.1)	1.3	2.1	(0.3)	NM
Other	0.9	1.0	2.2	1.2	1.2	27.6%
Total	$23.1	$29.0	$33.2	$28.2	$26.3	14.0%

Loss Ratios
Life	75.0%	73.9%	71.2%	72.1%	71.9%	-4.1%
Disability	69.5%	66.4%	65.0%	69.1%	68.1%	-2.0%
Dental	79.2%	79.3%	74.9%	73.1%	80.8%	2.0%
Combined loss ratios	72.7%	70.8%	68.6%	70.7%	71.0%	-2.3%

3/31/2008	PAGE 28

Investment Management
Income Statements
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Investment advisory fees - external	$89.2	$90.8	$91.5	$88.2	$76.2	-14.5%
Investment advisory fees - inter-segment	25.7	21.5	20.1	19.8	20.0	-22.1%
Other revenues and fees	35.3	38.7	38.5	31.0	24.1	-31.8%
Total Operating Revenues	150.2	151.0	150.1	139.0	120.3	-19.9%

Operating Expenses
Operating and administrative expenses	124.6	133.1	116.0	96.8	101.1	-18.9%
Total Operating Expenses	124.6	133.1	116.0	96.8	101.1	-18.9%

Income from operations before federal income taxes	25.6	17.9	34.1	42.2	19.2	-24.8%

Federal income taxes	9.3	6.6	12.3	15.2	7.1	-24.1%

Income from Operations	$16.2	$11.3	$21.8	$27.0	$12.1	-25.3%

Effective tax rate	36.4%	36.8%	36.1%	35.9%	36.8%

Pre-Tax Operating Margin	17.0%	11.8%	22.7%	30.3%	16.0%
After-Tax Operating Margin	10.8%	7.5%	14.5%	19.4%	10.1%

Operating and Administrative Expenses
General and administrative expenses	$106.5	$116.7	$100.5	$81.0	$87.5	-17.8%
Depreciation and amortization	2.6	2.5	2.5	2.3	2.2	-15.6%
Sub-advisory fees	10.0	8.4	7.7	8.1	7.2	-27.6%
Total general and administrative expenses	119.1	127.7	110.7	91.4	97.0	-18.6%
Taxes, licenses and fees	4.1	4.0	3.9	4.0	3.6	-11.2%
Amortization of intangibles	1.4	1.4	1.4	1.4	0.5	-67.8%
Total Operating and Administrative Expenses	$124.6	$133.1	$116.0	$96.8	$101.1	-18.9%

3/31/2008	PAGE 29

Investment Management
Assets Under Management Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Retail Fixed - Balance at Beginning-of-Period	$10.993	$11.644	$12.303	$13.014	$13.463	22.5%
Sales (1)	1.365	1.494	1.467	1.635	1.981	45.1%
Redemptions (2)	(0.910)	(1.062)	(1.060)	(1.330)	(1.395)	-53.3%
Transfers	0.014	(0.005)	0.027	0.017	0.054	285.7%
Net flows	0.470	0.428	0.434	0.321	0.640	36.2%
Net investment gains and change in market value	0.181	0.119	0.278	0.145	0.065	-64.1%
Transfer of assets to third-party (2)	-	(0.055)	-	(0.018)	-	NM
Transfer of assets to an intercompany manager (3)	-	0.166	-	-	-	NM
Retail Fixed - Balance at End-of-Period (4)	$11.644	$12.303	$13.014	$13.463	$14.168	21.7%

Retail Equity - Balance at Beginning-of-Period	$39.627	$40.250	$38.586	$38.166	$36.250	-8.5%
Sales (1)	2.238	1.778	1.344	1.957	1.514	-32.4%
Redemptions (2)	(2.455)	(2.487)	(2.084)	(2.903)	(2.752)	-12.1%
Transfers	(0.020)	0.004	(0.029)	(0.025)	(0.057)	NM
Net flows	(0.237)	(0.704)	(0.768)	(0.970)	(1.295)	NM
Net investment gains and change in market value	0.861	2.190	0.348	(0.915)	(3.492)	NM
Transfer of assets to third-party (2)	-	(0.099)	-	(0.030)	-	NM
Transfer of assets to an intercompany manager (3)	-	(3.051)	-	-	-	NM
Retail Equity - Balance at End-of-Period (4)	$40.250	$38.586	$38.166	$36.250	$31.463	-21.8%

Total Retail - Balance at Beginning-of-Period	$50.620	$51.895	$50.889	$51.180	$49.713	-1.8%
Retail sales - annuities	1.300	0.902	0.891	0.954	1.562	20.2%
Retail sales - mutual funds	1.753	1.896	1.543	2.241	1.592	-9.2%
Retail sales - managed accounts and other	0.550	0.474	0.377	0.398	0.341	-38.0%
Total retail sales (1)	3.603	3.273	2.811	3.592	3.495	-3.0%
Redemptions (2)	(3.365)	(3.548)	(3.144)	(4.233)	(4.147)	-23.2%
Transfers	(0.005)	(0.001)	(0.001)	(0.008)	(0.003)	40.0%
Net flows	0.233	(0.277)	(0.334)	(0.649)	(0.655)	NM
Net investment gains and change in market value	1.041	2.309	0.626	(0.770)	(3.427)	NM
Transfer of assets to third-party (2)	-	(0.153)	-	(0.048)	-	NM
Transfer of assets to an intercompany manager (3)	-	(2.885)	-	-	-	NM
Total Retail - Balance at End-of-Period (4)	$51.895	$50.889	$51.180	$49.713	$45.631	-12.1%

Institutional Fixed - Balance at Beginning-of-Period	$22.841	$23.469	$23.565	$24.837	$12.746	-44.2%
Inflows (1)	1.560	1.514	2.233	0.577	0.243	-84.4%
Withdrawals/terminations	(0.480)	(1.271)	(1.306)	(0.673)	(0.638)	-32.9%
Transfers	0.000	(0.000)	(0.001)	0.138	0.002	NM
Net flows	1.081	0.242	0.927	0.041	(0.394)	NM
Net investment gains and change in market value	0.328	(0.146)	0.345	0.180	0.057	-82.6%
Transfer of assets to third-party (5)	-	-	-	(12.313)	-	NM
Transfer of assets to an intercompany manager (3)	(0.780)	-	-	-	-	100.0%
Institutional Fixed - Balance at End-of-Period (4)	$23.469	$23.565	$24.837	$12.746	$12.409	-47.1%

Institutional Equity - Balance at Beginning-of-Period	$23.845	$22.782	$23.271	$23.699	$22.898	-4.0%
Inflows (1)	0.870	1.363	0.701	1.653	0.986	13.3%
Withdrawals/terminations	(2.273)	(1.753)	(1.202)	(1.996)	(1.100)	51.6%
Transfers	0.000	(0.000)	(0.001)	(0.001)	(0.002)	NM
Net flows	(1.402)	(0.390)	(0.501)	(0.343)	(0.117)	91.7%
Net investment gains and change in market value	0.339	1.242	0.929	(0.457)	(2.284)	NM
Transfer of assets to an intercompany manager (3)	-	(0.363)	-	-	-	NM
Institutional Equity - Balance at End-of-Period (4)	$22.782	$23.271	$23.699	$22.898	$20.498	-10.0%

Total Institutional - Balance at Beginning-of-Period	$46.686	$46.251	$46.836	$48.536	$35.644	-23.7%
Inflows (1)	2.431	2.877	2.934	2.230	1.229	-49.4%
Withdrawals/terminations	(2.753)	(3.025)	(2.508)	(2.669)	(1.739)	36.8%
Transfers	0.001	(0.001)	(0.001)	0.137	(0.000)	NM
Net flows	(0.321)	(0.148)	0.425	(0.302)	(0.510)	-58.9%
Net investment gains and change in market value	0.667	1.096	1.274	(0.277)	(2.227)	NM
Transfer of assets to third-party (5)	-	-	-	(12.313)	-	NM
Transfer of assets to an intercompany manager (3)	(0.780)	(0.363)	-	-	-	100.0%
Total Institutional - Balance at End-of-Period (4)	$46.251	$46.836	$48.536	$35.644	$32.907	-28.9%

Total Retail and Institutional - At End-of-Period (4)	$98.146	$97.725	$99.716	$85.357	$78.537	-20.0%

General Account Assets - At End-of-Period (6)	$67.658	$66.423	$67.324	$67.416	$67.340	-0.5%

Total Assets Under Management
At End-of-Period	$165.804	$164.148	$167.040	$152.774	$145.877	-12.0%

Total Retail and Institutional - Net Flows (2)	$(0.088)	$(0.425)	$0.091	$(0.950)	$(1.166)	NM

Sub-Advised Assets, Included in Assets
Under Management Above
Retail	$18.466	$16.329	$16.380	$16.219	$14.212	-23.0%
Institutional	4.645	4.594	4.734	4.570	4.071	-12.4%
Total Sub-Advised Assets	$23.111	$20.922	$21.114	$20.789	$18.283	-20.9%

(1) Sales and in-flows include dividend reinvestments.
(2) Reflects assets transferred to a third-party manager (Upromise) as a result of Delaware's decision to exit the 529 Plan business. 529 Plan assets which transferred in 2Q07 and 4Q07 are reflected in Transfer of assets to third-party.
(3) Reflects assets that were transferred to an intercompany manager which did not impact Lincoln's consolidated assets under management.
(4) Includes inter-segment and external assets under management.
(5) Reflects the sale of a portion of our institutional fixed-income business to an unaffiliated investment management company in 4Q07.
(6) The 1Q07 balance has been restated to reflect adjustments made to Jefferson Pilot separate accounts. The impact of this change was $366 million.

3/31/2008	PAGE 29(B)

Investment Management
Assets Under Management Roll Forward (Continued) (1)
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Total Separate Account Assets -
Balance at Beginning-of-Period	$13.729	$12.982	$10.226	$10.175	$9.672	-29.6%
Sales/inflows	0.501	0.707	0.545	0.742	0.719	43.5%
Redemptions/withdrawals/terminations	(0.735)	(0.766)	(0.754)	(1.148)	(0.679)	7.6%
Transfers	-	0.000	(0.000)	0.133	-	NM
Net flows	(0.233)	(0.059)	(0.209)	(0.273)	0.040	117.2%
Net investment gains and change in market value	0.266	0.550	0.159	(0.231)	(0.520)	NM
Transfer of assets to an intercompany manager	(0.780)	(3.248)	-	-	-	100.0%
Total Separate Account Assets -
Balance at End-of-Period	$12.982	$10.226	$10.175	$9.672	$9.191	-29.2%
					-
General Account Assets At End-of-Period	$67.658	$66.423	$67.324	$67.416	$67.340	-0.5%

Total Inter-Segment Assets At End-of-Period	$80.640	$76.648	$77.499	$77.088	$76.531	-5.1%

Total External - Balance at Beginning-of-Period (2)	$83.577	$85.164	$87.499	$89.541	$75.686	-9.4%
Sales/inflows	5.533	5.443	5.201	5.080	4.005	-27.6%
Redemptions/withdrawals/terminations	(5.384)	(5.807)	(4.898)	(5.754)	(5.207)	3.3%
Transfers	(0.005)	(0.001)	(0.003)	(0.004)	(0.003)	40.0%
Net flows	0.145	(0.366)	0.300	(0.677)	(1.205)	NM
Net investment gains and change in market value	1.442	2.854	1.741	(0.817)	(5.134)	NM
Transfer of assets to third-party	-	(0.153)	-	(12.361)	-	NM
Total External - Balance at End-of-Period	$85.164	$87.499	$89.541	$75.686	$69.346	-18.6%

(1) This roll forward breaks out total assets under management by inter-segment and external balances which include both retail and institutional assets under management.
(2) Includes Delaware's VIP funds. Lincoln Financial insurance subsidiaries as well as unaffiliated insurers participate in these funds.

3/31/2008	PAGE 30

Lincoln UK
Income Statements
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Operating Revenues
Insurance premiums	$24.2	$24.3	$25.6	$21.2	$19.1	-21.3%
Mortality assessments	10.0	8.9	9.2	9.1	9.1	-9.1%
Expense assessments	37.1	39.9	33.0	46.6	37.1	-0.1%
Net investment income	19.3	19.4	20.9	21.5	20.3	5.3%
Other revenues and fees	0.1	-	-	-	0.1	-
Total Operating Revenues	90.7	92.5	88.7	98.3	85.6	-5.6%

Operating Expenses
Insurance benefits	36.0	34.4	30.2	36.9	30.7	-14.8%
Operating and acquisition expenses	38.0	40.2	42.5	41.9	38.5	1.4%
Total Operating Expenses	74.0	74.6	72.7	78.8	69.2	-6.5%

Income from operations before federal income taxes	16.7	18.0	15.9	19.5	16.4	-1.9%

Federal income taxes	5.9	6.3	5.6	6.8	5.7	-1.9%

Income from Operations	$10.9	$11.7	$10.3	$12.7	$10.7	-1.9%

Effective tax rate	35.3%	35.0%	35.2%	34.9%	34.8%

Average equity	$387.6	$384.9	$379.1	$368.5	$375.7
Return on average equity	11.2%	12.1%	10.9%	13.8%	11.4%

Operating and Acquisition Expenses
Commissions	$1.0	$1.0	$1.3	$1.5	$1.0	1.0%
General and administrative expenses	26.5	26.7	26.9	28.1	26.6	0.3%
Total commissions and expenses incurred	27.6	27.8	28.2	29.6	27.7	0.4%
Less: commissions and expenses capitalized	(0.6)	(0.6)	(1.5)	(1.4)	(0.6)	-9.6%
Amortization of DAC and VOBA, net of interest	11.0	13.0	15.8	13.7	11.5	4.6%
Net Operating and Acquisition Expenses	$38.0	$40.2	$42.5	$41.9	$38.5	1.4%

Roll Forward of DAC & VOBA

Balance at beginning-of-period	$809.0	$802.6	$806.5	$807.3	$772.1
Deferrals	0.6	0.6	1.5	1.4	0.6
Amortization, net of interest:
Unlocking	0.7	(0.1)	(0.9)	(0.9)	1.3
Other amortization	(11.7)	(12.9)	(14.9)	(12.8)	(12.8)
Deferrals, net of amortization included in
operating and acquisition expenses	(10.4)	(12.4)	(14.3)	(12.3)	(10.8)
Foreign currency translation adjustment	4.1	16.3	15.1	(22.9)	(0.9)
Balance at end-of-period	$802.6	$806.5	$807.3	$772.1	$760.4

Roll Forward of DFEL

Balance at beginning-of-period	$404.5	$400.4	$402.6	$398.2	$379.3
Deferrals	0.9	0.7	0.8	0.9	0.9
Amortization, net of interest:
Unlocking	(1.0)	0.1	(5.3)	(1.0)	(0.5)
Other amortization	(6.0)	(6.7)	(7.4)	(7.5)	(7.7)
Deferrals, net of amortization included in
expense assessments	(6.1)	(5.9)	(11.9)	(7.7)	(7.3)
Foreign currency translation adjustment	2.0	8.1	7.5	(11.2)	(0.4)
Balance at end-of-period	$400.4	$402.6	$398.2	$379.3	$371.5

3/31/2008	PAGE 31

Lincoln UK
Operational Data
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Unit Linked Assets
Balance at Beginning-of-Period	$8.757	$8.906	$9.168	$9.192	$8.850	1.1%

Deposits	0.068	0.100	0.079	0.075	0.060	-11.8%
Withdrawals (including charges) and deaths	(0.240)	(0.251)	(0.251)	(0.227)	(0.213)	11.3%
Net flows	(0.172)	(0.151)	(0.172)	(0.152)	(0.153)	11.0%
Investment income and change in market value	0.277	0.229	0.025	0.070	(0.608)	NM
Foreign currency adjustment	0.045	0.183	0.171	(0.259)	(0.010)	NM
Unit Linked Assets - Balance at End-of-Period	$8.906	$9.168	$9.192	$8.850	$8.079	-9.3%

Individual Life In Force	$19.307	$19.605	$19.757	$19.022	$18.283	-5.3%

Exchange Rate - Dollars to Pounds
For-the-Period	1.964	1.989	2.025	2.051	1.987	1.2%
End-of-Period	1.968	2.008	2.046	1.987	1.985	0.9%

3/31/2008	PAGE 32

Other Operations (1)
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Operating Revenues
Insurance premiums	$2.7	$(1.2)	$1.3	$0.7	$1.4	-48.8%
Net investment income	87.2	91.4	92.6	101.3	98.6	13.2%
Amortization of deferred gain on business sold through
reinsurance (2)	18.6	18.6	18.6	18.6	18.5	-0.7%
Other revenues and fees	0.0	5.6	(3.7)	1.2	(2.2)	NM
Communications revenues	24.8	28.8	26.6	26.5	21.7	-12.6%
Inter-segment elimination of investment advisory fees	(24.5)	(19.6)	(22.6)	(20.3)	(20.0)	18.5%
Total Operating Revenues	108.8	123.6	112.9	127.9	118.0	8.4%

Operating Expenses
Insurance benefits	36.0	38.3	35.7	36.4	27.8	-23.0%
Interest credited to contract holder funds	43.8	44.4	48.4	47.8	45.8	4.6%
Operating and acquisition expenses	21.5	38.5	48.2	55.2	34.9	62.3%
Taxes, licenses and fees	3.4	0.5	3.9	5.1	2.1	-37.4%
Interest and debt expenses	62.4	73.1	68.2	80.3	75.4	21.0%
Communications expenses	14.7	15.2	13.2	13.5	15.5	5.9%
Inter-segment elimination of investment advisory fees	(24.5)	(19.6)	(22.6)	(20.3)	(20.0)	18.5%
Total Operating Expenses	157.2	190.3	195.1	218.0	181.6	15.5%

Loss from operations before federal income taxes	(48.3)	(66.7)	(82.2)	(90.1)	(63.6)	-31.5%

Federal income taxes	(20.3)	(30.6)	(32.4)	(30.8)	(21.2)	-4.7%

Loss from Operations	$(28.0)	$(36.2)	$(49.8)	$(59.2)	$(42.3)	-50.9%

Run Off Institutional Pensions Account Values -
Balance at End-of-Period	$2.734	$2.729	$2.720	$2.094	$2.074	-24.1%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Discontinued Operations Before Disposal
Income from discontinued operations before federal income taxes	$11.9	$9.6	$10.2	$13.9	$7.4	-37.8%
Federal income taxes	4.2	3.4	3.6	4.8	2.6	-38.0%
Income From Discontinued Operations Before Disposal	7.7	6.3	6.6	9.1	4.8	-37.6%

Disposal
Gain (loss) on disposal before federal income taxes	-	-	-	57.1	(12.3)	NM
Federal income taxes	-	-	-	193.0	(3.3)	NM
Loss on Disposal	-	-	-	(135.9)	(9.0)	NM

Income (Loss) From Discontinued Operations	$7.7	$6.3	$6.6	$(126.8)	$(4.2)	NM

(1) Includes inter-segment eliminations of transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

3/31/2008	PAGE 33

Consolidated Domestic Deposits/Account Balances
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Deposits - For the Period
Individual Markets - fixed annuities (1)	$0.821	$0.982	$1.231	$1.288	$1.160	41.3%
Individual Markets - variable annuities	2.000	2.295	2.247	2.593	1.865	-6.8%
Individual Markets - Life Insurance	1.039	1.005	0.980	1.086	0.967	-6.9%
Employer Markets - fixed annuities	0.299	0.233	0.305	0.268	0.332	11.0%
Employer Markets - variable products (2)	1.188	1.041	1.219	0.997	1.220	2.7%
Employer Markets - Executive Benefits	0.065	0.079	0.052	0.107	0.165	153.8%
Investment Management - annuities	1.300	0.902	0.891	0.954	1.562	20.2%
Investment Management - mutual funds	1.753	1.896	1.543	2.241	1.592	-9.2%
Investment Management - managed account and other	0.550	0.474	0.377	0.398	0.341	-38.0%
Consolidating adjustments	(0.799)	(0.890)	(0.878)	(0.926)	(1.494)	-87.0%
Total Gross Retail Deposits	8.217	8.016	7.968	9.005	7.710	-6.2%

Investment Management - institutional	2.431	2.877	2.934	2.230	1.229	-49.4%
Consolidating adjustments	(0.112)	(0.188)	(0.030)	(0.192)	(0.092)	17.9%
Total Gross Deposits	$10.536	$10.706	$10.873	$11.043	$8.846	-16.0%

Account Balances - End of Period
Individual Markets - fixed annuities (1)	$16.449	$16.270	$16.383	$16.470	$16.395	-0.3%
Individual Markets - variable annuities	50.300	55.171	58.293	58.643	54.966	9.3%
Individual Markets - Life Insurance	26.924	27.465	27.875	28.122	27.881	3.6%
Employer Markets - fixed annuities	10.993	10.940	10.891	10.889	11.217	2.0%
Employer Markets - variable products (2)	23.482	25.024	25.745	25.168	23.546	0.3%
Employer Markets - Executive Benefits	4.264	4.353	4.391	4.436	4.460	4.6%
Investment Management - annuities	15.467	12.780	12.814	12.282	11.697	-24.4%
Investment Management - mutual funds	18.747	19.894	20.274	19.793	18.690	-0.3%
Investment Management - managed account and other	17.681	18.215	18.092	17.638	15.244	-13.8%
Consolidating adjustments	(15.025)	(12.240)	(12.300)	(11.798)	(11.264)	25.0%
Total Retail Account Balances	169.282	177.871	182.458	181.644	172.831	2.1%

Investment Management - institutional	46.251	46.836	48.536	35.644	32.907	-28.9%
Consolidating adjustments	(2.829)	(2.604)	(2.529)	(2.357)	(2.208)	22.0%
Total Account Balances	$212.704	$222.103	$228.465	$214.931	$203.529	-4.3%

Total Domestic Net Flows
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Retail Net Flows
Individual Markets - Life Insurance	$0.698	$0.586	$0.635	$0.745	$0.579	-17.0%
Individual Markets - Annuities	0.754	1.138	1.291	1.808	1.181	56.6%
Employer Markets - Defined Contribution	0.221	0.074	0.133	(0.091)	0.281	27.1%
Employer Markets - Executive Benefits	(0.075)	0.026	(0.005)	0.037	0.071	194.7%
Investment Management - retail	0.233	(0.277)	(0.334)	(0.649)	(0.655)	NM
Consolidating adjustments	(0.004)	0.330	0.071	0.140	(0.098)	NM
Total Retail Net Flows	1.827	1.876	1.790	1.991	1.359	-25.6%

Investment Management - institutional	(0.321)	(0.148)	0.425	(0.302)	(0.510)	-58.9%
Consolidating adjustments	0.048	(0.026)	0.128	0.132	0.030	-37.5%
Total Net Flows	$1.554	$1.702	$2.343	$1.821	$0.878	-43.5%

(1) Includes fixed portion of variable annuities.
(2) Includes amounts attributable to Alliance and Smart Future mutual fund net flows. Alliance and Smart Future mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets.

3/31/2008	PAGE 34

Consolidated Investment Data - Assets Managed
Unaudited (billions of dollars)

	As of
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Assets Managed by Source
LNC's investments and cash:
Fixed maturity securities - available for sale	$56.256	$55.447	$56.086	$56.276	$55.624	-1.1%
Equity securities - available for sale	0.714	0.687	0.670	0.518	0.474	-33.6%
Trading securities	2.910	2.818	2.717	2.730	2.714	-6.7%
Other investments	11.934	11.880	12.040	12.398	12.743	6.8%
Total LNC investments	71.814	70.832	71.513	71.922	71.555	-0.4%
Separate accounts	83.147	89.497	92.903	91.113	84.703	1.9%
Cash and invested cash	0.905	0.989	1.328	1.665	2.447	170.4%
Total LNC	155.866	161.319	165.744	164.700	158.705	1.8%

Non-affiliate assets managed	81.134	83.709	85.684	71.975	66.020	-18.6%

Total Assets Managed	$237.000	$245.028	$251.427	$236.675	$224.725	-5.2%

Assets Managed by Advisor
Investment Management segment
(See page 24 for additional detail)	$98.146	$97.725	$99.716	$85.357	$78.537	-20.0%
DLIA-Corp (Assets managed internally-see page 24)	67.658	66.423	67.324	67.416	67.340	-0.5%
Lincoln UK	10.255	10.536	10.589	10.247	9.445	-7.9%
Domestic policy loans (excluding Lincoln UK)	2.763	2.783	2.786	2.831	2.801	1.4%
Non-LNC affiliates	58.178	67.562	71.012	70.824	66.602	14.5%
Total Assets Managed	$237.000	$245.028	$251.427	$236.675	$224.725	-5.2%

3/31/2008						PAGE 35
Consolidated Investment Data - Other Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change

Net Investment Income
Available-for-sale fixed maturity securities	$844.0	$845.4	$854.0	$868.0	$858.2	1.7%
Available-for-sale equity securities	8.6	11.8	10.4	10.4	9.1	5.7%
Trading securities	45.4	44.4	44.0	42.4	42.5	-6.4%
Mortgage loans on real estate	130.6	131.8	123.0	122.0	121.6	-6.9%
Real estate	15.2	12.5	15.5	13.3	8.0	-47.4%
Policy loans	42.6	44.3	43.0	44.6	44.6	4.6%
Invested cash	18.9	16.7	16.2	20.9	18.8	-0.6%
Other investments	29.2	73.0	4.3	17.4	(2.9)	NM
Investment income	1,134.6	1,179.7	1,110.4	1,138.9	1,099.8	-3.1%
Investment expense	(44.8)	(46.5)	(48.8)	(45.2)	(34.4)	23.2%
Net Investment Income	$1,089.7	$1,133.2	$1,061.6	$1,093.7	$1,065.4	-2.2%

Mean Invested Assets (Amortized Cost)	$69,905.7	$70,062.2	$70,535.5	$70,718.2	$70,941.2

Ratio of Net Investment Income Over Mean Invested Assets	6.24%	6.47%	6.02%	6.19%	6.01%

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Realized Gain (Loss) Related to Investments
Fixed maturity securities available-for-sale
Gross gains	$54.9	$26.6	$26.4	$16.7	$9.1	-83.3%
Gross losses	(6.8)	(46.3)	(44.2)	(87.7)	(100.0)	NM
Equity securities
Gross gains	2.3	4.0	1.2	0.3	2.8	23.5%
Gross losses	(0.0)	(0.4)	(0.0)	(110.9)	-	100.0%
Gain (loss) on other investments	(4.2)	5.3	5.9	11.5	25.1	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds	(19.9)	(1.7)	(14.3)	65.2	25.1	226.2%
Total realized gain (loss) on investments, excluding trading securities	26.3	(12.6)	(25.0)	(104.9)	(37.9)	NM
Loss on certain derivative instruments	0.2	4.0	(10.9)	(4.1)	(3.1)	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds	(0.0)	(0.0)	0.5	0.2	(0.0)	NM
Total, pre-tax	26.4	(8.6)	(35.4)	(108.9)	(41.0)	NM
Income taxes	9.3	(3.8)	(12.2)	(37.4)	(14.0)	NM
Total, After-Tax	$17.1	$(4.9)	$(23.2)	$(71.4)	$(27.1)	NM

		As of March 31, 2008			As of December 31, 2007
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$58,335.5	99.2%		$59,003.8	99.1%
Fixed maturity security (amortized cost)		58,952.5	99.1%		58,578.9	99.1%

Equity securities (fair value)		476.5	0.8%		520.0	0.9%
Equity securities (amortized cost)		558.3	0.9%		549.9	0.9%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			23.4%			23.1%
AA or better			32.3%			32.9%
BB or less			5.2%			5.1%

General Account Investments		As of March 31, 2008			As of December 31, 2007
		Amount	% of Total		Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds		$43,535.4	78.2%		$44,147.9	78.5%
U.S. Government bonds		231.9	0.4%		222.0	0.4%
Foreign government bonds		1,037.4	1.9%		1,037.5	1.8%
Mortgage-backed securities		10,568.8	19.0%		10,604.6	18.8%
State and municipal bonds		153.0	0.3%		153.1	0.3%
Preferred stocks - redeemable		97.5	0.2%		110.7	0.2%
Total		$55,624.0	100.0%		$56,275.7	100.0%

	As of
	March	June	Sept.	Dec.	March	%
	2007	2007	2007	2007	2008	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed maturity	$56,255.6	$55,447.0	$56,086.1	$56,275.7	$55,624.0	-1.1%
Equity	713.9	686.8	670.3	518.0	474.4	-33.5%
Trading securities	2,909.7	2,818.3	2,716.6	2,730.2	2,713.6	-6.7%
Mortgage loans on real estate and real estate	7,822.2	7,698.4	7,665.7	7,681.0	7,707.2	-1.5%
Policy loans	2,766.8	2,787.0	2,790.2	2,834.7	2,804.0	1.3%
Derivative investments	412.6	375.9	554.1	807.1	1,091.1	164.5%
Other investments	932.9	1,019.1	1,030.0	1,075.0	1,140.9	22.3%
Total	$71,813.6	$70,832.5	$71,512.9	$71,921.6	$71,555.3	-0.4%